EXHIBIT 10(ae)

            IN THE UNITED STATES BANKRUPTCY COURT
                FOR THE DISTRICT OF MARYLAND


IN RE:                                  *
                                   *    In Proceedings for a
MERRY-GO-ROUND ENTERPRISES, INC.,  *    Reorganization Under
MGR DISTRIBUTION CORPORATION, and  *    Chapter 11
MGRR, INC., and                         *    Case Nos. 94-5-
0161-SD
ALMEDA  CHESS KING, INC., et al.,        *    through  94-5-
0163-SD and
                                   *    94-5-3774-SD, et al.
                    Debtors.       *


                JOINT PLAN OF REORGANIZATION
    UNDER CHAPTER 11 OF THE UNITED STATES BANKRUPTCY CODE
             OF MERRY-GO-ROUND ENTERPRISES, INC.
             and its Affiliates that are debtors
                   in the Chapter 11 Cases

                                   Roger Frankel, Esquire
                                   Richard H. Wyron, Esquire
                                   Swidler & Berlin,
Chartered
                                   3000 K Street, N.W.,
Suite 300
                                   Washington, D.C.  20007
                                   (202) 424-7500

                                   Attorneys for Debtors and
                                   Debtors-in-Possession

                                   Thomas E. Biron, Esquire
                                   Blank Rome Comisky &
McCauley
                                   Four Penn Center Plaza,
10th Floor
                                   Philadelphia,
Pennsylvania  19103
                                   (215) 569-5562

                                   Attorneys for the
Creditors' Committee

                                   Stephen B. Selbst,
Esquire
                                   Berlack Israels &
Liberman
                                   120 West 45th Street
                                   New York, New York  10036
                                   (212) 704-0100

Dated:  February 23, 1995                    Attorneys for
the Equity Committee

                      TABLE OF CONTENTS

Introduction                                          1

Article I.     Definitions, Rules of Constructions
          and Interpretation.                         1

          1.1  Definitions.                           1

          1.2  Construction and Interpretation.      13

          1.3  Application of Definitions and Rules of
                Construction  Contained  in  the  Bankruptcy
Code.     13

          1.4  Other Terms.                          13

          1.5  Exhibits.                             13

Article II.    Provisions For Payment of Administrative
Claims
          and Priority Tax Claims.                   13

          2.1  Administrative Claims.                13

                 (a)                            In  General.
13

                 (b)                        Statutory  Fees.
14

                (c)          The  CIT  Superpriority  Claim.
14

                (d)        The  MGRR  Administrative  Claim.
14

                (e)   Bar  Date  for Administrative  Claims.
14

                   (a)  In General.                  14

                   (b)  Professionals.
14

          2.2  Priority Tax Claims.                  15

Article III.   Classification of Claims and
          Old Equity Interests.                      15

          3.1  Class 1 Claims.                       15

          3.2  Class 2 Claims.                       15

          3.3  Class 3 Claims.                       15

          3.4  Class 4 Claims.                       15

          3.5  Class 5 Claims.                       15

          3.6  Class 6 Claims.                       15

          3.7  Class 7 Claims.                       15

          3.8  Class 8 Old Equity Interests.         16

          3.9  Class 9 Old Equity Interests.         16

          3.10 Class 10 Claims.                      16

          3.11 Class 11 Claims.                      16

          3.12 Class 12 Equity Interests.            16

Article IV.    Treatment of Classes of Claims
          and Interests.                             16

          4.1  Class 1 Claims (Other Priority Claims).16

          4.2  Class 2 Claims (MGRR Claims).         16

          4.3  Class 3 Claims (Secured Claims).      16

                (a)   Class  3A  Claim (AAL Secured  Claim).
16

               (b)   Class 3B Claim (Georgetown Boogies
                  Secured Claim).                    17

                (c)Class  3C Claims (Other Secured  Claims).
17

          4.4  Class 4 Claims (Unsecured Claims).    18

                  (a)                             Treatment.
18

                  (b)                          Distribution.
19

          4.5  Class 5 Claims (Convenience Claims).  19

          4.6  Class 6 Claims (Insured Tort Claims). 19

          4.7  Class 7 Claims (Intercompany Claims). 19

          4.8  Class 8 Old Equity Interests
               (Old Common Stock).                   19

                  (a)                             Treatment.
19

                  (b)                          Distribution.
20

          4.9  Class 9 Old Equity Interests
               (Old Stock Options).                  20

          4.10 Class 10 Claims (Fairground Claims).  20

          4.11 Class 11 Claims (Liquidating Chess
               King Debtor Claims).                  21

          4.12 Class 12 Liquidating Debtor Equity
               Interests.                            21

Article V.        Means for Implementation of the Plan.
21

          5.1  Distributions Under the Plan.         21

                 (a)                            In  General.
21

                 (b)                     Claims  Aggregated.
21

                (c)              Method  of  Cash  Payments.
21

                 (d)                    Timing  of  Payment.
22

                 (e)                     Fractional  Shares.
22

                 (f)               Denominations  of  Notes.
22

                 (g)             De  Minimis  Distributions.
22

          5.2  Unclaimed Distributions.              22

                 (a)                 Non-Negotiated  Checks.
22

                 (b)                Returned  Distributions.
22

                 (c)Revesting  of  Unclaimed  Distributions.
23

             5.3    Treatment   of   Disputed   Claims   and
Distributions
               after the Effective Date.             23

                 (a)                 Objections  to  Claims.
23

                 (b)               Authority  to  Prosecute.
23

               (c)     Treatment of Disputed Claims and
                  Subsequent Distributions.          23

                 (d)                  Disbursement  Reserve.
24

                (e)        Minimum  Size  of  Distributions.
24

                (f)Minimum  Exercise  Period  for  Warrants.
24

          5.4  Cancellation of Existing Securities.  24

          5.5  Issuance of New Common Stock.         25

          5.6  Distribution Record Date.             25

          5.7  Surrender of Notes, Instruments and
               Securities.                           25

          5.8  New Stock Option Plan.                26

          5.9  Securities Exchange Listings.         26

          5.10 Registration Rights.                  26

Article VI.    Substantive Consolidation;
          Corporate Restructuring.                   26

          6.1  MGRD.                                 26

          6.2  Worths and Merging Chess Kings.       27

          6.3  Liquidating Chess King Debtors;
               Fairground (Liquidating Debtors).     27

          6.4  Liquidating Chess King Nondebtors;
                Hollywood; Suntan; Liquidating MGRE  1000's.
28

          6.5  Surviving MGRE 1000's.                28

          6.6  Effectiveness of Consolidation and
               Restructuring.                        28

Article VII   Executory Contracts and Unexpired Leases.
28

            7.1    Assumption  or  Rejection  of   Executory
Contracts
               and Unexpired Leases.                 28

               (a)Executory Contracts and Unexpired Leases
                  of Personal Property.              28

                (b)       Unexpired  Real  Property  Leases.
28

               (c)Approval of Assumption or Rejection of
                  Leases and Contracts.              29

                 (d)                     Cure  of  Defaults.
29

                                                         (e)
               Executory Contracts and Unexpired leases
                  Entered into After the Applicable Petition
                  Date.                              29

                                                         (f)
               Bar Date for Filing Proofs of Claim Relating
                    to  Executory  Contracts  and  Unexpired
Leases
                  Rejected Pursuant to the Plan.     29

          7.2  Indemnification.                      30

          7.3  Compensation and Benefit Programs.    30

          7.4  Retiree Benefits.                     30

Article VIIICorporate Governance of the Reorganized Company.
30

          8.1  Board of Directors.                   30

          8.2  Officers.                             31

          8.3  No Corporate Action Required.         31

          8.4  Amended Charter and Bylaws.           31

Article IX.   Title to Property; Discharge; Injunction.
31

          9.1  Revesting of Assets.                  31

          9.2  Discharge of Debtors.                 32

          9.3  Injunction.                           32

Article X.     Conditions Precedent to Confirmation and
          Effectiveness of the Plan.                 33

          10.1 Condition to Confirmation.            33

          10.2 Conditions to Effectiveness.          33

          10.3 Waiver of Conditions.                 33

          10.4 Effect of Failure of Condition.       34

Artilce XI.      Confirmation Without Acceptance by all
          Impaired Classes.                          34

          11.1 Confirmability of the Plan.           34

          11.2 Cramdown.                             34

Article XII.                                  Releases.
34

          12.1 Release by Holders of Claims and
               Old Equity Interests.                 34

Article XIII.                Retention of Jurisdiction.
35

          13.1 Jurisdiction.                         35

Article XIV.              Rights and Obligations of the
          Disbursing Agent.                          36

           14.1  Powers and Duties of the Disbursing  Agent.
36

Article XV.                              Miscellaneous.
36

          15.1 Effectuating Documents; Further
               Transactions; Timing.                 36

          15.2 Exemption from Transfer Taxes.        36

          15.3 Exculpation.                          37

          15.4 Modifications.                        37

          15.5 Revocation or Withdrawal of the Plan. 37

          15.6 Severability.                         37

          15.7 Binding Effect.                       37

          15.8 Construction.                         37

          15.9 Time.                                 38

             15.10                                 Headings.
38

            15.11                           Governing   Law.
38

             15.12                                  Notices.
38

          15.13   Existence of Creditors' Committee and
               Equity Committee After Effective Date.40

                JOINT PLAN OF REORGANIZATION
    UNDER CHAPTER 11 OF THE UNITED STATES BANKRUPTCY CODE
            FOR MERRY-GO-ROUND ENTERPRISES, INC.
             and its Affiliates that are debtors
                   in the Chapter 11 Cases


                        Introduction


  Merry-Go-Round Enterprises, Inc. (MGRE) and the other
Entities set forth on Schedule 1 (together with MGRE, the Debtors), The Official Committee of Unsecured Creditors and
The Official Committee of Equity Security Holders
(collectively, the Plan Proponents) propose the following joint plan of reorganization (the Plan) for the resolution of the outstanding claims against and interests in the Debtors. The Plan Proponents are proponents of the Plan under Section 1129 of the Bankruptcy Code. ALL HOLDERS OF
CLAIMS AGAINST AND INTERESTS IN THE DEBTORS ARE ENCOURAGED
TO READ THE PLAN AND THE RELATED DISCLOSURE STATEMENT IN
THEIR ENTIRETY BEFORE VOTING TO ACCEPT OR REJECT THE PLAN.


Article I.  Definitions, Rules of Constructions and
Interpretation.

     1.1 Definitions. The capitalized terms used in the Plan shall have the meanings set forth below. Any term used in the Plan that is not defined in the Plan, but is used in the Bankruptcy Code or the Bankruptcy Rules, will have the meaning assigned to that term in the Bankruptcy Code or in the Bankruptcy Rules, as applicable.

          (a)  AAL shall mean The Aid Association for
Lutherans.

          (b) AAL Secured Claim shall mean the Claim of AAL arising out of the loan made by AAL to MGRR in the original principal amount of $10,000,000, secured by a guaranty from MGRE and by a deed of trust on MGRE's interest in the headquarters and merchandise distribution center located in Joppa, Maryland, only to the extent of the value of the collateral that secures payment of such Claim; provided, however, if the holder of such Claim makes the election provided in Section 1111(b)(2) of the Bankruptcy Code, the entire amount of such Claim shall constitute the AAL Secured Claim.

          (c)  Administrative Claim shall mean a Claim
incurred by any Debtor on or after the applicable Petition Date and before the Effective Date for a cost or expense of administration of the Chapter 11 Cases entitled to priority under Sections 503(b) and 507(a)(1) of the Bankruptcy Code, including, without limitation (i) the actual and necessary costs and expenses incurred after the applicable Petition Date of preserving the Estates and operating the businesses of the Debtors, (ii) compensation for legal, financial advisory, accounting and other services and reimbursement of expenses awarded or allowed under Sections 330(a) or 331 of the Bankruptcy Code; (iii) any fees or charges assessed against the Estate under Section 1930, Chapter 123 of Title 28 of the Bankruptcy Code; (iv) Claims for reclamation allowed in accordance with Section 546(c)(2) of the Bankruptcy Code; and (v) other Claims as ordered by the Bankruptcy Court.

          (d) Administrative Claims Bar Date shall mean the date that is sixty (60) days after the entry of the Confirmation Order, except with respect to Administrative
Claims Filed pursuant to Section 2.1(e)(ii) of the Plan.

          (e) Affiliate shall have the meaning given such term in Section 101(2) of the Bankruptcy Code.

          (f) Allowed, when used with respect to any Claim, except for a Claim that is an Administrative Claim, shall mean a Claim: (i) that has been listed by a Debtor in its Schedules as other than disputed, contingent or unliquidated, to the extent that it is not otherwise a Disputed Claim; (ii) for which a proof of Claim has been Filed by the applicable Bar Date or has otherwise been deemed timely Filed under applicable law, to the extent that it is not otherwise a Disputed Claim; (iii) to the extent it is a Disputed Claim as of the Effective Date, proof of which was timely Filed with the Bankruptcy Court, and (A) as to which no objection was Filed by the Objections Bar Date, unless such Claim is to be determined in a forum other than the Bankruptcy Court, in which case such Claim shall not become allowed until determined by Final Order of such other forum; (B) as to which an objection was Filed by the Objections Bar Date, to the extent such Claim is Allowed by a Final Order; or (C) which otherwise becomes an Allowed Claim as provided in the Plan; and when used with respect to any Old Equity Interest, shall mean an Old Equity Interest that is reflected on the books and records of MGRE and its agents as of the Distribution Record Date, as to which no objection has been Filed by the Objections Bar Date.

          (g)  Allowed Administrative Claim shall mean an
Administrative Claim that has become Allowed pursuant to the procedures set forth in Article II of the Plan.

          (h) Amended AAL Loan Documents shall mean those certain agreements, instruments and other documents executed in connection with the Amended AAL Secured Note to the extent necessary to reflect the terms set forth in the Amended AAL Secured Note. The Amended AAL Loan Documents shall be Plan Documents.

          (i) Amended AAL Secured Note shall mean that certain promissory note made by the Reorganized MGRE and reflecting the terms set forth in Section 4.3(a) of the Plan. The Amended AAL Secured Note shall be a Plan Document

          (j) Amended Bear Stearns Loan Documents shall mean those certain agreements, instruments and other documents executed in connection with the restructuring of the obligations relating to the Georgetown Boogies Secured Claim, to the extent necessary to reflect the terms set forth on Exhibit A. The Amended Bear Stearns Loan Documents shall be Plan Documents.

          (k) Amended Bylaws shall mean the Amended and Restated bylaws of the Reorganized MGRE in substantially the form attached as Exhibit B to the Plan.

          (l) Amended Charter shall mean the Amended and Restated Articles of Incorporation of the Reorganized MGRE in substantially the form attached as Exhibit C to the Plan.

          (m)  Applicable Federal Rate shall mean the
applicable annual rate of interest reported in the Internal
Revenue Bulletin published most recently prior to the Effective Date.

          (n)  Bankruptcy Code shall mean the Bankruptcy
Reform Act of 1978, as amended and as applicable to the Chapter 11 Cases.

          (o)  Bankruptcy Court shall mean the United States
Bankruptcy Court for the District of Maryland, Baltimore
Division having jurisdiction over the Chapter 11 Cases.

          (p) Bankruptcy Rules shall mean collectively the Local Rules of the Bankruptcy Court and the Federal Rules of Bankruptcy Procedure, as prescribed by the United States Supreme Court pursuant to 28 U.S.C. S 2075, which govern the forms of process, writs, pleadings and motions, and the practice and procedure in cases under the Bankruptcy Code.

          (q) Bar Date shall mean: (i) the applicable date fixed by order of the Bankruptcy Court by which a proof of Claim must be Filed with the clerk of the Bankruptcy Court against the respective Debtors as set forth on Schedule 2 to the Plan; or (ii) the applicable deadline for Filing Claims as set forth in Sections 2.1(e)(i), 2.1(e)(ii) and 7.1(f) of the Plan.

          (r)  Bear Stearns shall mean Bear, Stearns & Co.
Inc., a Delaware corporation.

          (s) Business Day shall mean any day other than a Saturday, Sunday or "legal holiday" (as defined in Bankruptcy Rule 9006(a)).

          (t)  Cash shall mean legal tender of the United
States of America or cash equivalents.

          (u) Cash Portion shall mean the amount of Cash to be distributed to the holders of Allowed Claims in the Comparison Classes pursuant to the Plan, as a component of the Distributed Amount.

          (v) Chapter 11 Cases shall mean, collectively, the cases under Chapter 11 of the Bankruptcy Code pending before the Bankruptcy Court styled as In re Merry-Go-Round
Enterprises, Inc., MGR Distribution Corporation and MGRR,
Inc., and Almeda Chess King, Inc., et al, Case Nos. 94-5-
0161-SD through 94-5-0163-SD and 94-5-3774-SD, et al.

          (w)  CIT Superpriority Claim shall mean the
administrative superpriority claim granted pursuant to Sections 364(c)(1) and (2) of the Bankruptcy Code in favor of The CIT Group/Business Credit, Inc., as agent for certain lenders, pursuant to the Final Order approving Post-Petition Financing entered by the Bankruptcy Court on February 1, 1994, as amended.

          (x) Claim shall mean: (i) any right to payment from a Debtor, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured; or (ii) any right to an equitable remedy for breach or performance if such breach gives rise to a right of payment from a Debtor, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

          (y)  Class shall mean a class of Claims or Old
Equity Interests as identified in Article III of the Plan.

          (z) Comparison Classes shall mean, collectively, Class 2, Class 4 and Class 5.

          (aa) Confirmation Date shall mean the date on which the clerk of the Bankruptcy Court enters the Confirmation Order on its docket.

          (ab) Confirmation Hearing shall mean the hearing held by the Bankruptcy Court, as it may be continued from time to time, at which the Proponents shall seek
Confirmation of the Plan.

          (ac) Confirmation Order shall mean the order of the Bankruptcy Court confirming the Plan.

          (ad) Creditor New Common Stock shall mean the number of shares of New Common Stock issued to holders of Allowed Class 4 Claims pursuant to Section 4.4(a)(ii) of the
Plan.

          (ae) Creditors' Committee shall mean The Official
Committee of Unsecured Creditors in the Chapter 11 Cases.

          (af) Disallowed, when used with respect to a Claim, shall mean a Claim that: (i) has been disallowed pursuant to a Final Order; or (ii) is listed in the Schedules of the Debtor as disputed, contingent or unliquidated, for which no proof of Claim has been Filed, and as to which the applicable Bar Date has passed.

          (ag) Disbursing Agent shall mean the Person, designated and agreed to by a majority in number of the Stakeholders that: (i) is retained, pursuant to the Plan, the Confirmation Order, or any other relevant Final Order entered by the Bankruptcy Court, to hold, manage, liquidate and distribute the consideration to be distributed to holders of Allowed Claims and Allowed Old Equity Interests under the Plan; and (ii) will perform any other act or task that is or may be delegated to the Disbursing Agent under the Disbursement Agreement. The Reorganized Company may act as the Disbursing Agent with the consent of a majority in number of the Stakeholders.

          (ah) Disbursement Agreement shall mean the agreement to be entered into pursuant to the Plan under which the Disbursing Agent shall hold, manage, liquidate and distribute the consideration to be distributed to the holders of Allowed Claims and Allowed Old Equity Interests under the Plan. The Disbursement Agreement shall be a Plan Document and shall be in form and substance satisfactory to a majority in number of the Stakeholders.

          (ai) Disbursement Reserve shall mean the reserve established pursuant to Section 5.3(d) for Disputed Claims and for other Claims for which the applicable Bar Date has not then passed.

          (aj) Disclosure Statement shall mean the Debtors'
Disclosure Statement (including all exhibits and schedules thereto or referenced therein), as approved by order of the Bankruptcy Court pursuant to Section 1125 of the Bankruptcy
Code.

          (ak) Disputed, when used with respect to a Claim, shall mean a Claim: (i) to the extent such Claim, or a portion thereof, is listed in the Schedules of a Debtor as disputed, contingent or unliquidated and as to which a proof of Claim has been Filed; (ii) to the extent a proof of Claim Filed exceeds the amount set forth in the Schedules; (iii) as to which an objection has been Filed before the Objections Bar Date; or (iv) the characterization of which, as set forth in the proof of Claim Filed by the holder thereof, does not correspond to the Debtors' characterization, such as a proof of Claim that asserts priority status for a Claim, whereas the Debtors' Schedules reflect such Claim as non-priority; provided, however, that neither (A) a Claim to the extent that it is Allowed by Final Order or pursuant to the Plan, nor (B) a Claim to the extent that it is Disallowed, shall constitute a Disputed Claim.

          (al) Distributed Amount shall mean an amount equal to $120,000,000, comprised in part of Notes and in part of the Cash Portion, in the proportion proposed by the Debtors and agreed to by a majority in number of the Stakeholders.

          (am) Distribution Date, when used with respect to any Claim or Old Equity Interest, shall mean: (i) the Initial Distribution Date; (ii) the next Semi-Annual
Distribution Date following the date such Claim or Old
Equity Interest becomes Allowed as to any Claim or Old
Equity Interest that is not Allowed on or before the Effective Date, provided that the minimum distribution levels described in Section 5.3(e) of the Plan have been met, or (iii) any Special Distribution Date.

          (an) Distribution Record Date shall mean 11:59 p.m., Eastern Time, on the Confirmation Date.

          (ao) Effective Date shall mean the first Business
Day on which the conditions to effectiveness set forth in
Section 10.2 have been satisfied.

          (ap) Entity shall have the meaning given such term in Section 101(15) of the Bankruptcy Code.

          (aq) Equity Committee shall mean The Official
Committee of Equity Security Holders in the Chapter 11
Cases.

          (ar) Equity Interest shall mean any equity security, as such term is defined in Section 101(16) of the Bankruptcy Code.

          (as) Estate shall mean, as to each Debtor, the estate created with respect to that Debtor pursuant to
Section 541 of the Bankruptcy Code.

          (at) Estate Assets shall mean all of the assets that are included in the Estate of a Debtor.

          (au) Estimated Claims Order shall mean an order of the Bankruptcy Court that estimates the aggregate amount of Claims, including any Claims for which the applicable Bar
Date has not then passed, to aid in calculating distributions under the Plan.

          (av) Extraordinary Cash Receipts shall mean, collectively, an amount equal to the proceeds received by the Reorganized Company within one hundred twenty (120) days after the Initial Distribution Date, to the extent such receipts are actually distributed in Cash to holders of Allowed Class 4 Claims (including distributions of Cash in redemption of New Notes) within thirty (30) days after receipt by the Reorganized Company in connection with: (i) the tax refund anticipated by MGRE; (ii) the sale or other disposition of MGRE's headquarters and distribution facility located in Joppa, Maryland, or the equipment located therein, pursuant to an agreement entered into prior to the Effective Date; or (iii) any Store Closing Proceeds received by the Reorganized MGRE after the Initial Distribution Date.

          (aw) Face Amount shall mean, when used with reference to a Claim, either: (i) the full stated amount claimed by the holder of such Claim in a proof of Claim Filed by the applicable Bar Date or otherwise deemed timely Filed under applicable law if the proof of Claim specifies only a liquidated amount; or (ii) notwithstanding subsection
(i), if such Claim is estimated, the amount set forth in the Estimated Claims Order or such other order entered with respect to such Claim.

          (ax) Fairground shall mean Fairground Enterprises,
Inc., a Maryland corporation.

          (ay) Fairground Claims shall mean, collectively, all Claims against Fairground, other than Administrative
Claims.

          (az) Fidelity shall mean Fidelity Management &
Research Company, a Massachusetts corporation, on behalf of the funds that it manages.

          (ba) File, Filed or Files means file, filed or files with the Bankruptcy Court in the Chapter 11 Cases.

          (bb) Final Order shall mean: (i) an order of the Bankruptcy Court as to which the time to appeal, petition for certiorari, or move for reargument or rehearing has expired and as to which no appeal, petition for certiorari, or other proceedings for reargument or rehearing shall then be pending or as to which any right to appeal, petition for certiorari, reargue or rehear shall have been waived in writing in form and substance satisfactory to the Debtors and the Stakeholders; or (ii) in the event that an appeal, writ of certiorari, reargument or rehearing thereof has been sought, such order of the court shall have been affirmed by the highest court to which such order was appealed, or certiorari has been denied, or from which reargument or rehearing was sought, and the time to take any further appeal, petition for certiorari or move for reargument or rehearing shall have expired; provided, however, that no order shall fail to be a Final Order solely because of the possibility that a motion pursuant to Bankruptcy Rule 7060 or Rule 60 of the Federal Rules of Civil Procedure may be filed with respect to such order.

          (bc) Georgetown Boogies Diner shall mean that real property owned by MGRE and located at 1229 Wisconsin Avenue, N.W., Washington D.C.

          (bd) Georgetown Boogies Secured Claim shall mean the Claim arising out of the loan made by Signet Bank/Maryland to MGRE, which loan is secured by a deed of trust on the Georgetown Boogies Diner, only to the extent of the value of the collateral that secures payment of such Claim; provided, however, if the holder of such Claim makes the election provided in Section 1111(b)(2) of the Bankruptcy Code, the entire amount of such Claim shall constitute the Georgetown Boogies Secured Claim.

          (be) Hollywood shall mean The Hollywood Stores,
Inc., a Maryland corporation.

          (bf) Initial Distribution Date shall mean a date that is as soon as practicable, but in no event later than fifteen (15) days, after the Effective Date, as to any Claim or Old Equity Interest that becomes Allowed on or before the occurrence of the Effective Date.

          (bg) Insured Tort Claims shall mean any tort Claim arising from an incident or occurrence to the extent that it is covered under a Debtor's insurance policy.

          (bh) Intercompany Claims shall mean all Claims of a Debtor against another Debtor arising prior to the Petition Date of such other Debtor against which the Claim is asserted.

          (bi) Lien shall have the meaning given to it in
Section 101(37) of the Bankruptcy Code.

          (bj) Liquidating Chess King Debtor Claims shall mean, as to each Liquidating Chess King Debtor, all Claims against such Liquidating Chess King Debtor other than Administrative Claims.

          (bk) Liquidating Chess King Debtors shall mean those Liquidating Chess Kings that are also Debtors in the Chapter 11 Cases.

          (bl) Liquidating Chess King Nondebtors shall mean those Liquidating Chess Kings that are not Liquidating Chess
King Debtors.

          (bm) Liquidating Chess Kings shall mean those entities listed on Schedule 3 to the Plan.

          (bn) Liquidating Debtors shall mean, collectively, the Liquidating Chess King Debtors and Fairground.

          (bo) Liquidating MGRE 1000's shall mean, collectively, MGRE 1002, Inc., MGRE 1003, Inc., MGRE 1004,
Inc. and MGRE 1007, Inc.

          (bp) Merging Chess King Debtors shall mean the
Merging Chess Kings that are also Debtors in the Chapter 11
Cases.

          (bq) Merging Chess Kings shall mean those entities listed on Schedule 4 to the Plan.

          (br) MGRD shall mean MGR Distribution Corporation, a Maryland corporation.

          (bs) MGRE shall mean Merry-Go-Round Enterprises,
Inc., a Maryland corporation.

          (bt) MGRE 1000's shall mean, collectively, those Subsidiaries of MGRE identified on Schedule 5 to the Plan.

          (bu) MGRR shall mean MGRR, Inc., a Delaware corporation.

          (bv) MGRR Claims shall mean those Claims held by creditors of MGRR (other than the AAL Secured Claim).

          (bw) MGRR Administrative Claim shall mean the
Claim held by MGRR against MGRE and identified as the "MGRR
Claim" in that certain Order Authorizing Payment from MGRR,
Inc. to Merry-Go-Round Enterprises, Inc. entered by the Bankruptcy Court on June 10, 1994.

          (bx) New Common Stock shall mean the new common stock, to be issued by the Reorganized MGRE pursuant to the Plan.

          (by) New Indenture shall mean the indenture governing the New Notes, which indenture shall be in substantially the form attached hereto as Exhibit D.

          (bz) New Notes shall mean the promissory notes, in substantially the form described in or attached to the New Indenture, which are to be issued to the holders of Allowed Class 4 Claims pursuant to Section 4.4(a)(iii) of the Plan.

          (ca) New Stock Option Plan shall mean the stock option plan to be adopted by the Reorganized MGRE in accordance with Section 5.8 of the Plan, which stock option plan shall be a Plan Document.

          (cb) New Stock Options shall mean the new stock options issued by the Reorganized MGRE pursuant to the New
Stock Option Plan.

          (cc) Objections Bar Date shall mean the later of:
(i) Effective Date; or (ii) sixty (60) days after the applicable Bar Date.

          (cd) Old Common Stock shall mean the issued and outstanding shares of common stock of MGRE, as of the Distribution Record Date, including any associated rights under the Shareholders Rights Agreement, but excluding the Old Stock Options.

          (ce) Old Equity Interest shall mean any equity security (as such term is defined in Section 101(16) of the Bankruptcy Code) of MGRE, including the Old Common Stock and the Old Stock Options.

          (cf) Old Equity New Common Stock shall mean the number of shares of New Common Stock issued to holders of Allowed Class 8 Old Equity Interests pursuant to
Section 4.8(a)(i) of the Plan.

          (cg) Old Stock Options shall mean those certain options to purchase shares of the Old Common Stock of MGRE granted prior to the Confirmation Date.

          (ch) Other Priority Claim means a Claim against any Debtor that is entitled to priority in payment pursuant to Section 507(a) of the Bankruptcy Code and that is not an Administrative Claim or a Priority Tax Claim.

          (ci) Other Secured Claim shall mean a Secured
Claim against any Debtor other than a Liquidating Debtor that is not classified in Class 3A or Class 3B.

          (cj) Person shall have the meaning given such term in Section 101(41) of the Bankruptcy Code.

          (ck) Petition Date shall mean, as to each Debtor, the date upon which such Debtor filed its voluntary petition for protection under Chapter 11 of the Bankruptcy Code, which date is set forth on Schedule 6 to the Plan.

          (cl) Plan shall mean this Chapter 11 plan of reorganization, either in its present form or as it may be altered, amended or modified from time to time in accordance herewith.

          (cm) Plan Documents shall mean the documents that aid in effecting the Plan and that are either specifically identified herein as Plan Documents or that are attached as schedules or exhibits to the Plan. The Plan Documents shall be Filed and served on the parties listed on the Service List for Administrative Order No. 1, as amended, entered by the Bankruptcy Court in the Chapter 11 Cases at least ten
(10) day s
prior to the commencement of the Confirmation Hearing or such later time as may be specified by the Stakeholders.

          (cn) Priority Tax Claim shall mean a Claim of a governmental unit of the kind specified in Section 507(a)(8) of the Bankruptcy Code against any Debtor.

          (co) Professional shall mean a Person retained or to be compensated pursuant to Sections 327, 328, 330, 503(b) and 1103 of the Bankruptcy Code.

          (cp) Proponents shall mean, collectively, the Debtors, the Creditors' Committee and the Equity Committee, the proponents of the Plan.

          (cq) Pro Rata or Pro Rata Share shall mean: (i) with respect to Claims, the proportion that the amount of an Allowed Claim in a particular Class of Claims bears to the aggregate amount of all Claims in such Class of Claims, including the Face Amount of Disputed Claims and other Claims for which the applicable Bar Date has not then passed, but not including Disallowed Claims, as calculated by the Debtors or the Disbursing Agent ten (10) Business Days before any Distribution Date; and (ii) with respect to Class 8 Old Equity Interests, the proportion that the number of shares of Old Common Stock held by a particular holder in a particular Class bears to the entire number of issued and outstanding shares of Old Common Stock in such Class on the Distribution Record Date, as calculated by the Debtors or the Disbursing Agent ten (10) Business Days before a Distribution Date.

          (cr) Reorganized Company shall mean MGRE and its Surviving Subsidiaries, as reorganized or restructured in accordance with the terms of the Plan.

          (cs) Reorganized MGRE shall mean MGRE, as reorganized or restructured in accordance with the terms of the Plan.

          (ct) Schedules shall mean, with respect to each Debtor, the schedules of assets and liabilities and the statement of financial affairs filed by such Debtor as required by Section 521 of the Bankruptcy Code and the Official Bankruptcy Forms of the Bankruptcy Rules, as such schedules may from time to time be amended through the date of the order approving the adequacy of the Disclosure Statement, unless otherwise allowed by the Bankruptcy Court.

          (cu) Secured Claims shall mean, collectively, the AAL Secured Claim and the Georgetown Boogies Secured Claim and any Allowed Other Secured Claims.

          (cv) Semi-Annual Distribution Date shall mean the last Business Day of the month following the end of each six month period after the Effective Date, as such date may be postponed from time to time pursuant to Section 5.3(e) of the Plan.

          (cw) Series A Warrant Amount shall mean an amount of Series A Warrants issued to holders of Allowed Class 8
Old Equity Interests pursuant to Section 4.8(a)(ii) of the
Plan, in the amount described therein.

          (cx) Series A Warrants shall mean those warrants issued by the Reorganized MGRE to the holders of Allowed
Class 8 Old Equity Interests in accordance with the Plan, pursuant to the Series A Warrant Agreement in substantially the form attached hereto as Exhibit E.

          (cy) Series B Warrant Amount shall mean an amount of Series B Warrants issued to holders of Allowed Class 8
Old Equity Interests pursuant to Section 4.8(a)(iii) of the
Plan, in the amount described therein.

          (cz) Series B Warrants shall mean those warrants issued by the Reorganized MGRE to the holders of Allowed
Class 8 Old Equity Interests in accordance with the Plan, pursuant to the Series B Warrant Agreement in substantially the form attached hereto as Exhibit F.

          (da) Shareholders Rights Agreement shall mean the
Shareholders Protection Rights Agreement dated as of
September 20, 1991, between MGRE and Security Trust Company,
N.A., as Rights Agent.

          (db) Special Distribution Date shall mean a
Distribution Date, other than the Initial Distribution Date and any Semi-Annual Distribution Date: (i) as determined by the Reorganized MGRE's board of directors in its discretion;
(ii) on which at least $10,000,000 in aggregate value of property and Cash is then available for distribution to the holders of Allowed Claims and Allowed Old Equity Interests pursuant to the Plan; or (iii) on which Extraordinary Cash Receipts are available for distribution.

          (dc) Stakeholders shall mean, collectively, the Creditors' Committee, the Equity Committee, Fidelity and
Bear Stearns.

          (dd) Store Closing Proceeds shall mean an amount paid to the Debtors or the Reorganized Company, as the case may be, after December 30, 1994, equal to the aggregate net proceeds, not to exceed $10,000,000, arising from the closure of stores or the disposition of leases.

          (de) Store Opening Expenditures shall mean the amount equal to the aggregate amount of expenditures incurred by the Debtors during the period commencing on January 1, 1995 and ending on the Effective Date in connection with opening those stores of the Debtors to which the Equity Committee has objected expressly in writing within thirty (30) days after the date the Equity Committee receives notice of the Store Opening Expenditures, unless extended by the agreement of the Stakeholders, but in no event later than the Confirmation Date.

          (df) Subsidiaries shall mean those Entities listed on Schedule 7 to the Plan.

          (dg) Suntan shall mean Suntan Ltd., a Delaware corporation.

          (dh) Surviving Subsidiaries shall mean MGRD, MGRR and the MGRE 1000's (other than the Liquidating MGRE
1000's).

          (di) Tax Code shall mean the Internal Revenue Code of 1986, as now in effect or hereafter amended.

          (dj) Unclaimed Distributions shall mean
distributions made pursuant to the Plan that are refused, returned or not claimed by the holder of the applicable
Claim or Old Equity Interest, which distributions shall be treated as provided in Section 5.2 of the Plan.

          (dk) Unsecured Claim shall mean a Claim against any of the Debtors (except any Liquidating Debtor) other than a Secured Claim, an Administrative Claim, a Priority Tax Claim, an Intercompany Claim, an Other Priority Claim, an Insured Tort Claim or an MGRR Claim; provided, however, to the extent that any such Claim against any such Debtor is duplicative of a Claim against any other such Debtor, such duplicative Claim, however arising, shall be Disallowed to the full extent of any duplication.

          (dl) Warrants shall mean, collectively, the Series
A Warrants and the Series B Warrants.

          (dm) Worths shall mean Worths Stores Corp., a
Delaware corporation.

     1.2 Construction and Interpretation. Unless otherwise specified, all section, article, schedule and exhibit references in the Plan are to the respective section in, article of or schedule or exhibit to the Plan, as the same may be amended, waived or modified from time to time. The headings in the Plan are for convenience of reference only and shall not limit or otherwise affect the provisions of the Plan. Words denoting the singular number shall include the plural number and vice versa, and words denoting one gender shall include the other gender, unless the context otherwise requires a different construction. The Disclosure Statement may be referred to for purposes of interpretation to the extent any term or provision of the Plan is determined by the Bankruptcy Court to be ambiguous.

     1.3  Application of Definitions and Rules of
Construction Contained in the Bankruptcy Code. Words and terms defined in Section 101 of the Bankruptcy Code shall have the same meaning when used in the Plan, unless a different definition is given in the Plan. The rules of construction contained in Section 102 of the Bankruptcy Code shall apply to the construction of the Plan.

     1.4  Other Terms.  The words "herein", "hereof",
"hereto", "hereunder" and others of similar import refer to the Plan as a whole and not to any particular section, subsection or clause contained in the Plan.

     1.5 Exhibits. All schedules and exhibits to the Plan and the Plan documents are incorporated into the Plan by this reference and are a part of the Plan as if set forth in full herein.

Article II. Provisions For Payment of Administrative Claims and Priority Tax Claims.

     Administrative Claims and Priority Tax Claims are not classified in the Plan.

     2.1  Administrative Claims.

          (a)  In General.  Each holder of an Allowed
Administrative Claim against any Debtor shall be paid by the Reorganized MGRE in respect of such Allowed Administrative Claim the full amount thereof in Cash after the later of:
(i) the Initial Distribution Date; (ii) thirty (30) days after the date on which an order allowing such Allowed Administrative Claim becomes a Final Order; or (iii) such other time that is agreed to by the holder of an Allowed Administrative Claim and the applicable Debtor or the Reorganized Company, except as provided in Section 2.1(e)(ii). Notwithstanding the foregoing, Administrative Claims based on liabilities incurred by a Debtor in the ordinary course of its business (including Administrative Claims of governmental units for taxes) shall be assumed and paid pursuant to the terms and conditions of the particular transaction giving rise to such Administrative Claims without any further action by the holders of such Claims, including, without limitation, the requirements of Section 2.1(e)(i).

          (b)  Statutory Fees.  On or before the Effective
Date, Administrative Claims for fees payable pursuant to
Section 1930 of title 28 of the United States Code, as determined by the Bankruptcy Court at the Confirmation
Hearing, shall be paid in Cash.

          (c)  The CIT Superpriority Claim.  On the
Effective Date, or as soon thereafter as is practicable, the CIT Superpriority Claim shall be paid in full in Cash or otherwise satisfied.

          (d)  The MGRR Administrative Claim.  The MGRR
Administrative Claim shall be deemed satisfied and discharged in full by the payment in full by MGRE of the MGRR Claims.

          (e)  Bar Date for Administrative Claims.

               (i) In General. Unless otherwise ordered by the Bankruptcy Court, requests for payment of Administrative Claims must be Filed and served on the Debtors or the Reorganized Company and the Stakeholders by no later than the Administrative Claims Bar Date. Any Entity that is required to File and serve a request for payment of an Administrative Claim that fails to timely File and serve such request shall be forever barred, estopped and enjoined from asserting such Claim against the Debtors, the Estates, the Reorganized Company and their respective property. Objections to any requests for payment of an Administrative Claim must be Filed and served on the Debtors, or the Reorganized Company and the requesting party, no later than sixty (60) days after the Administrative Claims Bar Date.

               (ii) Professionals. Notwithstanding the provisions of Section 2.1(e)(i), Professionals or other Entities requesting compensation or reimbursement of expenses pursuant to Sections 327, 328, 330, 331, 503(b) and 1103 of the Bankruptcy Code for services rendered before the Effective Date shall File an application for final allowance of compensation and reimbursement of expenses no later than sixty (60) days after the Effective Date and such applications and all related pleadings and documents shall be served, and objections shall be Filed and served, as provided in Administrative Order No. 2, as amended.

     2.2 Priority Tax Claims. Pursuant to Section 1129(a)(9)(C) of the Bankruptcy Code, each holder of an Allowed Priority Tax Claim shall be paid in respect of such Claim by the applicable Debtor deferred Cash payments over a period not exceeding six (6) years from the date of the assessment of such Claim. Payments shall be made in arrears in equal annual installments of principal, plus simple interest accruing from the Effective Date at the Applicable Federal Rate per annum on the unpaid portion of each Allowed Priority Tax Claim. The first payment shall be made on the first Business Day following the first anniversary of the Effective Date; provided, however, that any such Allowed Priority Tax Claim, or any remaining balance of such Claim, may be paid in full or in part, at any time on or after the Effective Date without premium or penalty.


Article III.  Classification of Claims and Old Equity
Interests.

     For purposes of the Plan, all Claims and Old Equity
Interests, except Administrative Claims and Priority Tax
Claims, are classified as follows:

     3.1 Class 1 Claims. Class 1 Claims shall consist of all Other Priority Claims. Class 1 Claims are not impaired.

     3.2 Class 2 Claims. Class 2 Claims shall consist of the MGRR Claims. The Class 2 Claims are not impaired.

     3.3 Class 3 Claims. Class 3 Claims shall consist of the Secured Claims. The Class 3 Claims shall consist of three subclasses (a) the AAL Secured Claim, which shall be identified as the Class 3A Claim; (b) the Georgetown Boogies Secured Claim, which shall be identified as the Class 3B Claim, and (c) the Other Secured Claims, which shall be identified as the Class 3C Claims. The Class 3 Claims are impaired.

     3.4 Class 4 Claims. Class 4 Claims shall consist of all Unsecured Claims that are not otherwise separately classified in Class 5. The Class 4 Claims are impaired.

     3.5 Class 5 Claims. Class 5 Claims shall consist of all Unsecured Claims of $400 or less and any Unsecured Claim in excess of $400 that, by written election of the holder of such Claim is reduced to $400. The Class 5 Claims are not impaired. The holder of any Unsecured Claim that elects to have such Claim treated as a Class 5 Claim shall be deemed for all purposes to have voted to accept the Plan.

     3.6 Class 6 Claims. Class 6 Claims shall consist of all Insured Tort Claims. The Class 6 Claims are not impaired.

     3.7 Class 7 Claims. Class 7 Claims shall consist of all Intercompany Claims. The Class 7 Claims are impaired.

     3.8  Class 8 Old Equity Interests.    Class 8 Old
Equity Interests shall consist of all shares of Old Common
Stock.  The Class 8 Old Equity Interests are impaired.

     3.9  Class 9 Old Equity Interests.  Class 9 Old Equity
Interests shall consist of all Old Equity Interests, excluding the Old Common Stock, but including, without limitation, the Old Stock Options. The Class 9 Old Equity
Interests are impaired.

     3.10 Class 10 Claims. Class 10 Claims shall consist of all Fairground Claims. The Class 10 Claims are impaired.
To the extent required by the Bankruptcy Code or the Bankruptcy Court, the Claims against Fairground shall be deemed separately classified.

     3.11 Class 11 Claims. Class 11 Claims shall consist of all claims against each Liquidating Chess King Debtor. The Class 11 Claims are impaired. To the extent required by the Bankruptcy Code or the Bankruptcy Court, the Claims against each Liquidating Chess King Debtor shall be deemed separately classified and shall constitute a separate Class of Claims for each Liquidating Chess King Debtor under the Plan.

     3.12 Class 12 Equity Interests.  Class 12 Equity
Interests shall consist of all Equity Interests of MGRE in each of the Liquidating Debtors. The Class 12 Equity
Interests are impaired. To the extent required by the Bankruptcy Code or the Bankruptcy Court, the Equity Interest of MGRE in the Liquidating Debtors shall be deemed separately classified.


Article IV.  Treatment of Classes of Claims and Interests.

     4.1 Class 1 Claims (Other Priority Claims). Each holder of an Allowed Class 1 Claim shall be paid in respect of such Claim the full amount thereof: (a) in Cash, on the Effective Date or as soon thereafter as is practicable; or
(b) upon such other terms as may be agreed upon by the holder of such Allowed Class 1 Claim.

     4.2 Class 2 Claims (MGRR Claims). The holders of Allowed Class 2 Claims shall be paid in respect of such Claims the full amount thereof in Cash, on the Effective Date or as soon thereafter as is practicable. Such payment shall be full and complete satisfaction, settlement, release and discharge of the obligations of MGRE to MGRR arising out of the MGRR Administrative Claim. Such Cash payments shall directly reduce the Cash Portion available for distribution to the holders of Allowed Class 4 Claims and shall constitute part of the Cash Portion for purposes of determining the amount of Series A Warrants to be distributed pursuant to the Plan.

     4.3  Class 3 Claims (Secured Claims).  The Class 3
Claims shall be treated as follows:

          (a) Class 3A Claim (AAL Secured Claim). On the Effective Date, all defaults by MGRE and MGRR under the notes and the loan documents held by the holder of the Class 3A Claim shall be deemed cured or waived in full. On the Effective Date, the Reorganized MGRE shall execute and deliver to the holder of the Allowed Class 3A Claim the Amended AAL Secured Note and the Amended AAL Loan Documents. The Amended AAL Secured Note shall provide, among other things, for the following: (i) the principal amount of the Amended AAL Secured Note shall be equal to the outstanding principal balance of the indebtedness evidenced by the AAL Secured Claim plus all interest accrued at the contract rate of interest and unpaid as of the Confirmation Date; (ii) the Reorganized MGRE shall make equal monthly payments of principal and interest, beginning on the first day of the first calendar month following the Effective Date, based upon a 25 year amortization schedule with interest accruing at an annual rate equal to the interest rate paid on U.S. Treasury Securities maturing on the tenth anniversary of the Effective Date, plus 1.25%; (iii) the Amended AAL Secured Note shall mature and the unpaid balance thereof shall be due and payable in full on the tenth anniversary of the Effective Date, (iv) the Reorganized MGRE may, at its option, prepay all or any portion of the Amended AAL Secured Note, at any time without any penalty or premium; and (v) the Amended AAL Secured Note shall be given in full satisfaction of the Allowed Class

3A Claim. The promissory note originally made by MGRR giving rise to the Class 3A Claim shall be cancelled as of the Effective Date. In addition, the Amended AAL Secured Note shall be secured by the Reorganized MGRE's interest in the headquarters and merchandise distribution center located in Joppa, Maryland. On the Effective Date, for purposes of effectuating this Section 4.3(a), MGRE or the Reorganized MGRE, as the case may be, shall satisfy the AAL Secured Claim against MGRE and acquire any such AAL Secured Claim against MGRR in consideration for the payment of the consideration to be paid in respect of such Claim pursuant to the Plan and shall contribute such acquired Claim to the capital of MGRR.

          (b) Class 3B Claim (Georgetown Boogies Secured Claim). If prior to the Effective Date the Georgetown Boogies Diner has not been sold and the net proceeds from such sale have not been distributed to the holder of the Class 3B Claim in accordance with the term sheet approved by the Bankruptcy Court on September 15, 1994, then on the Effective Date, the Class 3B Claim shall be treated as described on Exhibit A. To the extent that the Allowed Class 3B Claim exceeds the net proceeds from such sale, the holder of the Allowed Class 3B Claim shall have a deficiency Claim, in an amount to be agreed upon by the parties in interest or otherwise determined by the Bankruptcy Court, which shall be treated as a Class 4 Claim.

          (c) Class 3C Claims (Other Secured Claims). At the option of the Reorganized Company, the Reorganized Company will: (i) notwithstanding any contractual provision or applicable non-bankruptcy law that entitles the holder of any Allowed Other Secured Claim to demand or receive accelerated payment of such Claim after the occurrence of a default, leave unaltered and unimpaired the legal, equitable and contractual rights to which such Claim entitles the holder thereof in accordance with Section 1124 of the Bankruptcy Code and will cure any default by the Debtors in the payment of such Claim, other than a default of the kind specified in section 365(b)(2) of the Bankruptcy Code; (ii) pay in full in Cash to the holder thereof such Allowed Claim as soon as is practicable after such Claim is Allowed; (iii) abandon the collateral securing such Claim to the holder thereof as soon as is practicable after such Claim is Allowed; (iv) pay in full over ten (10) years, from the net cash flow attributable to such collateral, such Allowed Claim with simple interest from the Effective Date at the rate in effect under 26 U.S.C. S 6621(b)(3) on the Confirmation Date unless the Bankruptcy Court determines that a different rate of interest should be used; or (v) provide such other treatment as the holder of the Claim and the Reorganized Company may otherwise agree. The holder of such a Claim shall retain its Lien on the collateral securing its Allowed Claim until full payment has been made as provided herein.

     4.4  Class 4 Claims (Unsecured Claims).   The Class 4
Claims shall be treated as follows:

          (a)  Treatment.  Each holder of an Allowed Class 4
Claim shall receive its Pro Rata Share of:

               (i) the Cash Portion available to be paid to holders of Allowed Class 4 Claims;

               (ii) the Creditor New Common Stock, which shall be equal to 75% of the number of shares of New Common Stock issued in respect of Allowed Class 4 Claims and Allowed Class 8 Old Equity Interests pursuant to the Plan, which percentage shall increase by an amount equal to .0000001875 multiplied by the amount of dollars by which (A) the aggregate amount of Allowed Claims in the Comparison Classes exceeds (B) $225,000,000; provided, however, in no event shall the amount of Creditor New Common Stock exceed 90% of the shares of New Common Stock issued in respect of Allowed Class 4 Claims and Allowed Class 8 Old Equity Interests pursuant to the Plan. The aggregate amount of Creditor New Common Stock shall be calculated on each Distribution Date. For purposes of calculating the amount of Creditor New Common Stock: (x) the amount of Allowed Claims shall be determined without regard to post-petition interest, if any; (y) the percentage calculation shall be rounded to the nearest sixth decimal place; and (z) the number of shares of New Common Stock issued pursuant to the Plan shall be reduced by the maximum number of shares of New Common Stock reserved for issuance pursuant to the New Stock Option Plan.

               (iii)     the New Notes, which shall
constitute promissory notes issued by the Reorganized MGRE pursuant to the New Indenture, in the aggregate principal amount equal to the amount by which (A) the Distributed
Amount exceeds (B) the Cash Portion;

               (iv) the Store Closing Proceeds, to the
extent received prior to the Initial Distribution Date; and

               (v)  subject to the provisions of the New
Indenture, the Extraordinary Cash Receipts.

          (b)  Distributions.  On the Initial Distribution
Date, each holder of an Allowed Class 4 Claim shall receive its Pro Rata Share of each type of the consideration described in Section 4.4(a). On each subsequent
Distribution Date, each holder of an Allowed Class 4 Claim shall receive: (i) its Pro Rata Share of each type of the consideration described in Section 4.4(a), less (ii) the aggregate amount of each type of such consideration previously distributed in respect of such Allowed Class 4
Claim.

     4.5 Class 5 Claims (Convenience Claims). The holders of Allowed Class 5 Claims shall be paid in respect of such Claims the full amount thereof in Cash on the Initial Distribution Date. Such Cash payments shall directly reduce the Cash Portion available for distribution to the holders of Allowed Class 4 Claims and shall constitute part of the Cash Portion for purposes of determining the amount of Series A Warrants to be distributed pursuant to the Plan.

     4.6 Class 6 Claims (Insured Tort Claims). No distribution shall be made by the Reorganized Company to the holders of Allowed Class 6 Claims on the Effective Date or thereafter, except to the extent of insurance proceeds received by the Debtors or the Reorganized Company on account of such Allowed Class 6 Claims and not previously distributed, and the holders of such Allowed Class 6 Claims shall look solely to any insurance proceeds available in respect of such Claims.

     4.7  Class 7 Claims (Intercompany Claims).  On the
Effective Date, each Intercompany Claim shall be cancelled and extinguished, and the holder of an Allowed Intercompany
Claim shall receive no distribution in respect thereof.

     4.8  Class 8 Old Equity Interests (Old Common Stock).

          (a)  Treatment.  Each holder of an Allowed Class 8
Old Equity Interest shall receive its Pro Rata Share of:

               (i)  the Old Equity New Common Stock, which
shall be equal to ten percent (10%) of the number of shares of New Common Stock issued in respect of Allowed Class 4 Claims and Allowed Class 8 Old Equity Interests pursuant to the Plan, which percentage shall increase by an amount equal to .0000001875 times the amount of dollars by which $305,000,000 exceeds the sum of (A) the Allowed Claims in the Comparison Classes and (B) Disputed Claims in the Comparison Classes; provided, however, in no event shall the percentage of Old Equity New Common Stock be less than ten percent (10%) of the number of shares of New Common Stock issued in respect of Allowed Class 4 Claims and Allowed Class 8 Old Equity Interests pursuant to the Plan. The percentage of Old Equity New Common Stock shall be calculated on each Distribution Date. For purposes of such calculation: (x) the amount of Allowed Claims and Disputed Claims in the Comparison Classes shall be determined without regard to post-petition interest, if any; (y) the percentage calculation shall be rounded to the nearest sixth decimal place; and (z) the number of shares of New Common Stock issued pursuant to the Plan shall be reduced by the maximum number of shares of New Common Stock reserved for issuance pursuant to the New Stock Option Plan.

               (ii) the Series A Warrant Amount, which shall be equal to a number of Series A Warrants expressed as a percentage of the sum of: (A) the maximum number of shares of Creditor New Common Stock and Old Equity New Common Stock available to be issued pursuant to the Plan; and (B) the additional number of shares of New Common Stock which would be issued as a result of the exercise of all of the Series A Warrants to be issued pursuant to the Plan, equal to an amount calculated (1) by subtracting $25,000,000 from the sum of: (w) the Cash Portion; (x) the Store Closing Proceeds; (y) fifty percent (50%) of any Store Opening Expenditures; and (z) Extraordinary Cash Receipts, (2) by dividing the amount under clause (1) by $1,000,000, and (3) by multiplying the result obtained under clause (2) by .20; provided, however, in no event shall such percentage be greater than five percent (5%). The number of shares which have been or may be issued as a result of the exercise of any Series B Warrants or New Stock Options shall not be included in determining the Series A Warrant Amount; and

               (iii)     the Series B Warrant Amount, which
shall be equal to a number of Series B warrants, expressed as a percentage of the sum of: (A) the maximum number of shares of Creditor New Common Stock and Old Equity New
Common Stock available to be issued pursuant to the Plan;
and (B) the additional number of shares of New Common Stock which would be issued as a result of the exercise of all of the Series B Warrants issued pursuant to the Plan, equal to the percentage by which Creditor New Common Stock exceeds
75%. The number of shares which have been or may be issued as a result of the exercise of any Series A Warrants or New
Stock Options shall not be included in determining the Series B Warrant Amount.

          (b) Distribution. On the Initial Distribution Date, each holder of an Allowed Class 8 Old Equity Interest shall receive its Pro Rata Share of the consideration described in Section 4.8(a). On each subsequent Distribution Date, each holder of an Allowed Class 8 Old Equity Interest shall receive: (i) its Pro Rata Share of the consideration described in Section 4.8(a); less (ii) the aggregate amount of such consideration previously distributed in respect of such Allowed Class 8 Old Equity Interest.

     4.9  Class 9 Old Equity Interests (Old Stock Options).
The Old Stock Options shall be deemed cancelled and extinguished and each holder of any such Old Stock Option shall not receive any distribution in respect thereof.

     4.10 Class 10 Claims (Fairground Claims). Promptly following the Effective Date, Fairground shall be liquidated and the net proceeds of such liquidation shall be distributed to the holders of Allowed Fairground Claims in accordance with the priority of payment required under the Bankruptcy Code. To the extent any holders of Allowed Fairground Claims shall have equal priority, the liquidation proceeds available for distribution to holders of such priority shall be distributed among such holders Pro Rata. Any liquidation proceeds remaining after the satisfaction of all Allowed Fairground Claims shall be distributed to the Reorganized MGRE in respect of MGRE's interest in Fairground.

     4.11 Class 11 Claims (Liquidating Chess King Debtor Claims). Promptly following the Effective Date, each Liquidating Chess King Debtor shall be liquidated and the net proceeds of such liquidation shall be distributed to the holders of Allowed Liquidating Chess King Debtor Claims against such Liquidating Chess King Debtor in accordance with the priority of payment required under the Bankruptcy Code. To the extent holders of Allowed Liquidating Chess King Debtor Claims against a Liquidating Chess King Debtor shall have equal priority, the liquidation proceeds of such Liquidating Chess King Debtor available for distribution to holders of such priority shall be distributed among such holders Pro Rata. Any liquidation proceeds remaining after the satisfaction of all Allowed Liquidating Chess King Debtor Claims against a particular Liquidating Chess King Debtor shall be distributed to the Reorganized MGRE in respect of MGRE's interest in such Liquidating Chess King Debtor.

     4.12 Class 12 Liquidating Debtor Equity Interests. The Equity Interest of MGRE in each of the Liquidating Debtors shall be deemed cancelled and extinguished upon dissolution of the respective Liquidating Debtors, and, in respect of such Equity Interests, MGRE shall be paid, as to each Liquidating Debtor, any liquidated proceeds remaining after the satisfaction of the Allowed Class 10 Claims and Allowed Class 11 Claims, as applicable.


Article V.  Means for Implementation of the Plan.

     5.1  Distributions Under the Plan.

          (a) In General. All property to be distributed pursuant to the Plan, shall be delivered by the Reorganized Company to the Disbursing Agent on the Effective Date, except in the case of Extraordinary Cash Receipts, for distribution in accordance with the Plan. All distributions under the Plan shall be made by the Disbursing Agent to the holder of each Allowed Claim or Allowed Old Equity Interest as of the Distribution Record Date, unless otherwise agreed to by a holder and the Disbursing Agent. The Disbursing Agent will serve without bond, and such Disbursing Agent may employ or contract with other entities to assist in or make the distributions made by the Plan.

          (b)  Claims Aggregated.  Any holder of multiple
Claims in Class 4 and/or 5 shall be deemed to have a single
Claim in the aggregate amount of all such Claims.

          (c) Method of Cash Payments. Any Cash payment made by the Disbursing Agent to a holder of an Allowed Claim on a Distribution Date pursuant to the Plan shall be in U.S. dollars, by check drawn on the distribution account or if requested by a holder of an Allowed Claim, and such Cash payment is greater than $50,000, by wire transfer to such account as may be designated by such holder in writing to the Disbursing Agent at least ten (10) days prior to such Distribution Date.

          (d)  Timing of Payment.  Any payment or
distribution required to be made under the Plan on a day other than a Business Day shall be due on the next succeeding Business Day.

          (e) Fractional Shares. Notwithstanding any other provision of the Plan, no fractional shares or units of New Common Stock or Warrants will be distributed under the Plan. On the last Distribution Date, the number of shares or units of New Common Stock and Warrants to be distributed under the Plan will be rounded up or down to the nearest whole number (a number less than .5 shall be rounded down and a number equal to or greater than .5 shall be rounded up).

          (f) Denominations of Notes. The New Notes shall be issued in denominations of $1000, and to the extent necessary, $100, and no other denominations of New Notes shall be issued. In the event that the holder of an Allowed Class 4 Claim is entitled to receive New Notes in an amount which, when divided by 100, results in a number other than a whole number, such holder shall be paid on the final Distribution Date under the Plan an amount, in Cash, from the sale of any New Notes then remaining in the Disbursement Reserve or otherwise in accordance with the Disbursement Agreement, equal to the proceeds of such sale.

          (g)  De Minimis Distributions.  The Reorganized
Company shall not be required to make any distribution to any holder of an Allowed Claim or Allowed Old Equity
Interest in an impaired Class on any Distribution Date, if the aggregate value of Cash and property to be distributed to such holder on such Distribution Date is less than $50 with respect to a Distribution Date other than the final
Distribution Date, and $10 with respect to the final
Distribution Date. Any property or Cash not distributed pursuant to this provision shall revest in and become the property of the Reorganized Company on the final
Distribution Date.

     5.2  Unclaimed Distributions.

          (a) Non-Negotiated Checks. If the holder of an Allowed Claim fails to negotiate a check issued to such holder pursuant to the Plan within one (1) year of the date such check was issued, then the amount of Cash attributable to such check shall be deemed to be Unclaimed Distributions and the payee of such check shall be deemed to have no further Claim in respect of such check and shall not be entitled to participate in any further distributions under the Plan.

          (b)  Returned Distributions.  In the case of
distributions to the holders of Allowed Claims or Allowed Old Equity Interests in Cash, Notes, New Common Stock and/or Warrants pursuant to the Plan that are returned to the Reorganized Company or the Disbursing Agent, refused or not claimed by the applicable holder, in each case within eighteen (18) months following the first distribution made to such holder under the Plan, if such holder fails to claim any such distribution by the Reorganized Company or the Disbursing Agent within such eighteen (18) month period, then the Cash, Notes, New Common Stock and/or Warrants to be distributed to such holder shall be deemed to be Unclaimed Distributions and such holder shall be deemed to have no further Claim or Old Equity Interest in respect of such distributions and shall not be entitled to participate in any further distributions under the Plan. If the holder of an Allowed Claim or Allowed Old Equity Interest contacts the Reorganized Company or the Disbursing Agent in writing within such eighteen (18) month period to claim its distributions, then the Cash, Notes, New Common Stock and/or Warrants previously returned, refused or not claimed shall be redistributed to such holder. During the applicable redemption periods set forth in subsections (a) and (b) above, such Cash, New Notes, New Common Stock and/or Warrants shall be held by the Disbursing Agent in the Disbursement Reserve.

          (c) Revesting of Unclaimed Distributions. After the expiration of the applicable redemption period set forth in subsections (a) and (b) above, all Unclaimed Distributions in respect of Class 4 Claims and Class 5 Claims shall be redistributed Pro Rata among the holders of Allowed Class 4 Claims, and all Unclaimed Distributions in respect of Class 8 Old Equity Interests shall be redistributed Pro Rata among the holders of Allowed Class 8 Old Equity Interests, in each case, on the next succeeding Distribution Date, except that Unclaimed Distributions arising from distributions made on the final Distribution Date or which become Unclaimed Distributions thereafter shall revest in the Reorganized Company.

     5.3 Treatment of Disputed Claims and Distributions after the Effective Date. Disputed Claims shall be treated as follows under the Plan:

          (a) Objections to Claims. Except as otherwise provided by the Bankruptcy Court or in the Plan, all objections to Claims shall be Filed and served on the holders of such Claims on or before the later of (i) the Objections Bar Date, or (ii) such date as the Bankruptcy
Court may fix upon application of the Debtors; provided, however, that the Debtors shall not be required to File an Objection to any Disallowed Claim.

          (b) Authority to Prosecute. The Reorganized Company shall have the sole and exclusive authority to file objections, settle, compromise, withdraw or litigate to judgment objections to Claims. The Reorganized Company may not settle or compromise any Claim, or withdraw an objection to any Claim, without the approval of the Bankruptcy Court.

          (c) Treatment of Disputed Claims and Subsequent Distributions. No payments shall be made on account of a Disputed Claim until such Claim becomes Allowed in its entirety, except as may be agreed upon by the applicable Debtor or the Reorganized Company and the holder of such Claim; provided, however, for purposes of this provision only, the aggregation principles of Section 5.1(b) shall not apply. When any Disputed Claim becomes an Allowed Claim after the Effective Date, on the next succeeding Distribution Date, the Disbursing Agent shall make: (i) the distribution to which the holder of such Claim becomes entitled, and, (ii) to the extent applicable, the distributions to which the holders of Allowed Claims and Allowed Equity Interests become entitled as a result of the resolution of such Disputed Claim. Each such distribution shall include, to the extent applicable:
(i) such holder's Pro Rata Share of any dividends or other distributions, including interest received by the Disbursing Agent on account of any previously paid but undistributed dividends; that have theretofore been paid to the Disbursing Agent in respect of any New Common Stock included in such distribution; (ii) such holder's Pro Rata Share of the interest or other proceeds received by the Disbursing Agent on account of New Notes included in such distribution; and
(iii) such holder's Pro Rata Share of any interest or other income received by the Disbursing Agent on account of the investment of any Cash included in such distribution.

          (d) Disbursement Reserve. On each Distribution Date, the Disbursing Agent shall reserve from distribution in the Disbursement Reserve a sufficient amount of Cash, the Cash Portion, New Notes, New Common Stock and Warrants, as the case may be, to satisfy the Face Amount of any Disputed Claims then outstanding, the Face Amount of any other Claims for which the applicable Bar Date has not then passed and any additional distributions to be made to the holders of Allowed Class 8 Old Equity Interests.

          (e)  Minimum Size of Distributions.
Notwithstanding any provision to the contrary contained herein, except in the case of the final Distribution Date and unless the Board of Directors of the Reorganized MGRE determines otherwise, no distributions shall be made on any Semi-Annual Distribution Date unless and until the aggregate value of Cash and property to be distributed on such Distribution Date exceeds $5,000,000, and any such distributions shall be postponed until the next Semi-Annual Distribution Date on which such minimum distribution levels are reached. In the event that any Semi-Annual Distribution Date is postponed as provided in this Section, the Reorganized Company shall notify the holder of Claims and Old Equity Interests of such postponement by placing an advertisement to that effect in The Washington Post and The Wall Street Journal within ten (10) days of such postponed Semi-Annual Distribution Date and any such postponement shall be disclosed by the Reorganized Company in the next periodic filing made by the Reorganized MGRE with the Securities and Exchange Commission.

          (f) Minimum Exercise Period for Warrants. In the event that on any Distribution Date, Warrants are distributed to holders of Allowed Class 8 Old Equity Interests for which the exercise period: (i) shall have expired in accordance with their terms; or (ii) shall expire in accordance with their terms within ninety (90) days following such Distribution Date, then notwithstanding anything to the contrary contained in the Warrants, each Warrant shall be exercisable for ninety (90) days following such Distribution Date.

     5.4 Cancellation of Existing Securities. On the Effective Date: (a) the Old Common Stock, the Old Stock Options and the Shareholders Rights Agreement, and any rights arising thereunder, shall be deemed cancelled without further act or action under any applicable agreement, law, regulation, order or rule; (b) the obligations of MGRE under the Old Common Stock, Old Stock Options and the Shareholder Rights Agreement shall be discharged; and (c) the rights of the holders of such Old Common Stock, Old Stock Options and other rights from and after such date shall be governed by, and shall exist only as provided in, the Plan.

     5.5 Issuance of New Common Stock. On the Effective Date, the Reorganized MGRE shall be authorized to issue [ ] million shares of New Common Stock, of which [ ] million shares will be issued to the Disbursing Agent for distribution to holders of Allowed Class 4 Claims and Old Common Stock pursuant to the Plan. All shares of New Common Stock shall bear the same rights and privileges and shall not bear any restrictive legends on the stock certificates.

     5.6 Distribution Record Date. The Distribution Record Date shall be the date for determining the holders of Allowed Claims and Allowed Old Equity Interests entitled to receive distributions provided under the Plan. For the purpose of making distributions under the Plan, the transfer ledger in respect of the Old Equity Interests shall be closed as of the Distribution Record Date, and the Disbursing Agent and its agents shall be entitled to recognize and deal for all purposes herein with only those holders of record stated on the transfer ledger maintained by the stock transfer agent for the Old Equity Interests as of the Distribution Record Date, unless otherwise agreed to by the Disbursing Agent and a holder.

     5.7  Surrender of Notes, Instruments and Securities.
As a condition to receiving distributions provided for by the Plan, each holder of a promissory note, share certificate or other instrument evidencing a Claim or Old Equity Interest shall surrender such promissory note, share certificate or instrument to the Debtors or the Disbursing Agent. All promissory notes, share certificates and other instruments surrendered pursuant to the preceding sentence shall be marked "Compromised and Settled as provided in the Debtors' Plan or Reorganization." Unless waived by the Debtors or the Disbursing Agent, any person seeking the benefits of being a holder of an Allowed Claim or Old Equity Interest evidenced by a promissory note, share certificate or other instrument, who fails to surrender such promissory note, share certificate or other instrument must: (a) establish the unavailability of such promissory note, share certificate or other instrument to the reasonable satisfaction of the Debtors and the Disbursing Agent; and
(b) provide an indemnity bond in form and amount acceptable to the Debtors or the Disbursing Agent from and against any and all damages, liabilities and costs incurred as a result of treating such Entity as a holder of an Allowed Claim or Old Equity Interest, except that holders that are investment companies, investment partnerships, commercial banks or broker-dealers, in each case having a net worth in excess of

$10,000,000, may provide an unsecured indemnification. Thereafter, such Entity shall be treated as a holder of an Allowed Claim or Old Equity Interest, as applicable, for all purposes under the Plan. Notwithstanding the foregoing, any holder of a promissory note, share certificate or other instrument evidencing a Claim or Old Equity Interest that fails within three years of the Effective Date to surrender to the Debtors or the Disbursing Agent such note, share certificate or other instrument, or alternatively, to satisfy the requirements of the third sentence of this
Section 5.9, shall be deemed to have forfeited all rights and Claims against, and Old Equity Interests in, the Debtors and shall not be entitled to receive any distribution under the Plan.

     5.8 New Stock Option Plan. The Reorganized Company shall reserve shares of New Common Stock, representing (i) with respect to management and employees, an amount equal to five percent (5%) of the New Common Stock to be issued under the Plan, and (ii) with respect to current employees of the Reorganized Company as of the Effective Date, an additional amount not to exceed one percent (1%) of the New Common Stock, in each case, after the exercise of all of the New Stock Options. All decisions regarding the granting of options, the pricing of the options (which shall not be less than the fair market value of the New Common Stock on the date of grant), the term of the options (which shall not exceed ten years), and the exercise of the options (which shall not be permitted to occur sooner than six months from the date of grant) will be made by the board of directors (or a Committee thereof) of the Reorganized Company in compliance with Rule 16b-3 under the Securities Exchange Act of 1934. The Plan and Disclosure Statement shall be deemed a solicitation to the holders of Old Common Stock and/or the holders of New Common Stock for approval of the New Stock Option Plan and the Confirmation Order shall constitute approval of the New Stock Option Plan for purposes of Rule 16b-3 under the Securities Exchange Act of 1934.

     5.9  Securities Exchange Listings.  The Reorganized
MGRE shall use its best efforts to cause the New Common
Stock, the New Notes and the Warrants to be listed on one or more national securities exchanges.

     5.10 Registration Rights. The Reorganized MGRE shall enter into a registration rights agreement for the benefit of each holder of not less than 10% of the New Common Stock, which agreement shall be in substantially the form attached as Exhibit G to the Plan.


Article VI.  Substantive Consolidation; Corporate
Restructuring.

     6.1 MGRD. Any holder of an Allowed Claim against MGRD shall be deemed to have a single Allowed Claim, subject to the provisions of the Plan, against MGRE to the same extent, in the same priority and for the same amount as that holder's Allowed Claim against MGRD, except to the extent any such Claim is duplicative of a Claim of the holder against MGRE. Any such duplicative Claim, however arising, shall be disallowed to the full extent of any duplication. Notwithstanding the foregoing treatment of Claims, MGRD shall not be merged into MGRE, and MGRD shall maintain its separate corporate existence. On the Effective Date, all property of the Estate of MGRD shall become property of MGRD and ownership of such property shall be vested in MGRD, free and clear of all Liens, encumbrances and Claims. On the Effective Date, for purposes of effectuating this Section 6.1, MGRE or the Reorganized MGRE, as the case may be, shall satisfy any such Allowed Claims to the extent such claims are asserted against MGRE and shall acquire any such Allowed Claims against MGRD in consideration for the payment of the consideration to be paid in respect of such Allowed Claims pursuant to the Plan, and shall contribute such acquired Allowed Claims to the capital of MGRD.

     6.2  Worths and Merging Chess Kings.

          (a)  The Confirmation Order shall provide for:
(i) the merger of Worths and each of the Merging Chess Kings to the extent such Entities are not Debtors into MGRE; and
(ii) the substantive consolidation of the Estates of Worths (to the extent it becomes a Debtor) and the Merging Chess King Debtors with the Estate of MGRE, and the merger of Worths and the Merging Chess King Debtors, into MGRE, in each case with MGRE being the surviving corporation, subject to the provisions of the Plan.

          (b)  As a result of the merger of (or to the
extent applicable, substantive consolidation of the Estates
of) the Merging Chess Kings and Worths with MGRE:

               (i)  all shares of stock of each of the
Merging Chess Kings and Worths shall be extinguished;

               (ii) with respect to each of the Merging
Chess King Debtors and Worths (to the extent it becomes a Debtor), after substantive consolidation, any holder of an Allowed Claim against any of such Merging Chess King Debtors or Worths shall be deemed to have a single Allowed Claim, subject to the provisions of the Plan, against MGRE to the same extent and for the same amount as that holder's Allowed Claim against the Merging Chess King Debtors or Worths, as applicable, except to the extent any such Claim is duplicative of a Claim of the holder against MGRE. Any such duplicative Claim, however arising, shall be Disallowed to the full extent of any duplication; and

               (iii)     all property of the Merging Chess
Kings and Worths (including the property of the Estates of such entities which are or become Debtors) shall become property of the Reorganized MGRE and the ownership of such property shall be vested in the Reorganized MGRE upon the Effective Date, free and clear of all Liens, encumbrances and Claims.

     6.3  Liquidating Chess King Debtors; Fairground
(Liquidating Debtors). The Reorganized MGRE shall have the authority to take such steps as are necessary to liquidate the assets of the Liquidating Debtors, upon such terms as the board of directors of the Reorganized MGRE deems appropriate. As to each of the Liquidating Debtors, following liquidation, all proceeds of such liquidation shall first be used to satisfy any Allowed Claims against such Liquidating Debtor, with any remaining proceeds distributed to the Reorganized MGRE. Following the completion of such liquidation, the Reorganized MGRE shall take such steps as are necessary to dissolve each of the Liquidating Debtors in accordance with applicable non-bankruptcy law.

     6.4  Liquidating Chess King Nondebtors; Hollywood;
Suntan; Liquidating MGRE 1000's.

          Upon the Effective Date, the Reorganized MGRE shall have the authority to take such steps as are necessary to liquidate the assets of the Liquidating Chess King Nondebtors, Hollywood, Suntan and the Liquidating MGRE 1000's, upon such terms as the board of directors of the Reorganized MGRE deems appropriate. Following such liquidation, as to each Entity, all proceeds of such Entity's liquidation shall first be used to satisfy any obligations of such Entity to its separate creditors, if any, to the extent of such proceeds. Following the completion of such liquidation, the Reorganized MGRE shall take such steps as are necessary to dissolve each of the Liquidating Chess King Nondebtors, Hollywood, Suntan and the Liquidating MGRE 1000's in accordance with applicable non-bankruptcy laws.

     6.5 Surviving MGRE 1000's. Notwithstanding any other provision of the Plan to the contrary, MGRE 1001, Inc., MGRE 1005, Inc. and MGRE 1006, Inc. shall not be merged into the Reorganized MGRE, and shall each maintain its respective separate corporate existence as a Subsidiary of the Reorganized MGRE.

     6.6  Effectiveness of Consolidation and Restructuring.
The matters provided in this Article VI shall be effective on the Effective Date.


Article VII.  Executory Contracts and Unexpired Leases.

     7.1  Assumption or Rejection of Executory Contracts and
Unexpired Leases.

          (a) Executory Contracts and Unexpired Leases of Personal Property. All executory contracts and unexpired leases of personal property that exist between a Debtor and any Entity shall be deemed rejected as of the Effective Date, except for any executory contract: (i) that has been assumed pursuant to an order of the Bankruptcy Court entered prior to the Confirmation Date; (ii) as to which a motion for approval of the assumption of such executory contract has been Filed prior to the Confirmation Date; or (iii) that is assumed pursuant to the Plan because such executory contract is set forth in

Schedule 8 annexed hereto. The insurance policies set forth in Schedule 9 annexed hereto and any agreements, documents or instruments relating thereto, including, without limitation, any retrospective premium rating plans relating to such policies, are treated as executory contracts under the Plan and are hereby assumed pursuant to Section 365(a) of the Bankruptcy Code. Nothing contained herein shall constitute a waiver of any claim, right or cause of action that a Debtor may hold against any party to any executory contract with a Debtor, including the insurer under any policy of insurance.

          (b)  Unexpired Real Property Leases.  All
unexpired real property leases that exist between a Debtor and any Entity shall be deemed assumed as of the Effective
Date, except for any unexpired lease: (i) that has been rejected pursuant to an order of the Bankruptcy Court entered prior to the Confirmation Date; (ii) as to which a motion for approval of the rejection of such lease has been Filed prior to the Confirmation Date; or (iii) that is rejected pursuant to the Plan because such unexpired lease is set forth in Schedule 10 annexed hereto. Nothing contained herein shall constitute a waiver of any claim, right or cause of action that a Debtor may hold against a lessor.

          (c) Approval of Assumption or Rejection of Leases and Contracts. Entry of the Confirmation Order shall constitute: (i) the approval, pursuant to Section 365(a) of the Bankruptcy Code, of the assumption of those executory contracts and unexpired leases assumed pursuant to the Plan; and (ii) the approval, pursuant to Section 365(a) of the Bankruptcy Code, of the rejection of those executory contracts and unexpired leases rejected pursuant to the Plan. Notwithstanding anything contained herein to the contrary, the Debtors shall have the right to amend Schedules 8, 9 and 10 to add or delete any executory contract or unexpired lease at any time prior to the Confirmation Date.

          (d) Cure of Defaults. On the Effective Date or as soon thereafter as is practicable, the Reorganized
Company shall cure any and all defaults under any executory contract or unexpired lease assumed pursuant to the Plan in accordance with Section 365(b) of the Bankruptcy Code.

          (e) Executory Contracts and Unexpired leases Entered into After the Applicable Petition Date. Executory contracts and unexpired leases entered into and other obligations incurred after the applicable Petition Date by a Debtor shall be performed by such Debtor or the Reorganized Company, as applicable, in the ordinary course of its business. Accordingly, such executory contracts, unexpired leases and other obligations shall survive and remain unaffected by entry of the Confirmation Order.

          (f) Bar Date for Filing Proofs of Claim Relating to Executory Contracts and Unexpired Leases Rejected Pursuant to the Plan. Any and all proofs of Claim arising out of the rejection of an executory contract or unexpired lease pursuant to this Article VII must be Filed with the Bankruptcy Court within thirty (30) days after notice of entry of the Confirmation Order. Any holder of a Claim arising out of the rejection of an executory contract or unexpired lease who fails to File a proof of Claim within such time shall be forever barred, estopped and enjoined from asserting such Claim against the Debtors, the Estates, the Reorganized Company and their respective property. Unless otherwise ordered by the Bankruptcy Court, all Claims arising from the rejection of executory contracts and unexpired leases shall be treated as Unsecured Claims under the Plan.

     7.2 Indemnification. For purposes of the Plan, the obligation of the Debtors and the Reorganized Company to indemnify, reimburse or limit the liability of its current and former directors, officers and employees, respectively, against any obligations, pursuant to the Debtors' respective certificate or articles of incorporation, bylaws, applicable state law or specific agreement, or any combination of the foregoing, shall survive confirmation of the Plan, remain unaffected thereby, and shall not be discharged, irrespective of whether indemnification, reimbursement or limitation of liability is owed in connection with an event occurring on or after the applicable Petition Date.

     7.3 Compensation and Benefit Programs. The employment and severance practices and policies, and the compensation and benefit plans, policies and programs of each Debtor applicable to its directors, officers and employees, including, without limitation, the savings plans, retirement plans, health care plans, benefit plans, incentive plans, and life, disability and other insurance plans, as set forth on Schedule 11 to the Plan, and excluding expressly the Old Stock Option plan are treated as executory contracts under the Plan and are hereby assumed pursuant to Section 365(a) of the Bankruptcy Code.

     7.4 Retiree Benefits. Payments, if any, due to any person for the purpose of providing or reimbursing payments for retired employees and their spouses and dependents for medical, surgical or hospital care benefits, or benefits in the event of sickness, accident, disability or death under any plan, fund or program (through the purchase of insurance or otherwise) maintained or established in whole or in part by a Debtor prior to the applicable Petition Date shall be continued for the duration of the period such Debtor is obligated to provide such benefits.


Article VIII.  Corporate Governance of the Reorganized
Company.

     8.1 Board of Directors. On and after the Effective Date, the management, control and operation of the Reorganized Company shall become the responsibility of the board of directors of the Reorganized MGRE. Notwithstanding anything contained herein to the contrary, the board of directors of the Reorganized MGRE on the Effective Date shall be composed of seven (7) members, two (2) of which shall be designated by the Equity Committee and five (5) of which shall be designated based upon the mutual agreement of the Creditors' Committee, Fidelity and Bear Stearns, provided, that the two (2) members designated by the Equity Committee must be reasonably satisfactory to the Creditors' Committee, Bear Stearns and Fidelity. Provided no changes of control of the Reorganized MGRE has occurred as determined in accordance with the Amended Bylaws, each member of the initial Board of Directors of the Reorganized MGRE shall be nominated for reelection at the next two (2) consecutive annual meetings of shareholders of the Reorganized MGRE, except in the case of death, permanent disability, removal for cause or unwillingness to serve, and the Amended Bylaws shall provide for such nomination. In addition, the Board of Directors shall designate a subcommittee of its members for the purpose of overseeing the resolution of Disputed Claims; provided that at least one member of such subcommittee shall be a member of the Board of Directors designated by the Equity Committee.

     8.2 Officers. The officers of MGRE immediately prior to the Effective Date shall serve as the initial officers of the Reorganized MGRE on and after the Effective Date in accordance with any employment agreement with the Reorganized MGRE and applicable nonbankruptcy law. Any employment agreement between a current officer and a Debtor that either: (a) has been assumed by such Debtor pursuant to Section 365 of the Bankruptcy Code; or (b) has been entered into by and between such officer and such Debtor subsequent to the applicable Petition Date, shall be deemed an employment agreement with the Reorganized MGRE, subject to the terms of the Plan. This provision shall not modify or affect the agreement between MGRE and Meridian Ventures, Inc. approved by the Bankruptcy Court pursuant to an order entered on January 6, 1995.

     8.3 No Corporate Action Required. As of the Effective Date and notwithstanding any otherwise applicable non-bankruptcy laws: (a) the adoption of the Amended Charter and Amended Bylaws or regulations or similar constituent documents for the Reorganized Company; (b) the initial selection of directors and officers for the Reorganized Company; (c) the distribution of Cash and the issuance and distribution of the Notes, the New Common Stock and the Warrants; (d) the adoption, execution, delivery and implementation of all contracts, leases, instruments, releases and other agreements related to or contemplated by the Plan, including but not limited to the New Stock Option Plan; (e) the merger or dissolution of any Subsidiary pursuant to the Plan; and (f) other matters provided for under or in furtherance of the Plan involving corporate action to be taken by or required of a Debtor or the Reorganized Company, shall be deemed to have validly occurred and be effective as provided herein, and shall be authorized, ratified and approved in all respects without further order of the Bankruptcy Court or any requirement of further action by stockholders or directors of a Debtor or the Reorganized Company.

     8.4  Amended Charter and Bylaws.  As of the Effective
Date, the certificate of incorporation and bylaws of the Reorganized Company shall be amended and restated substantially in the forms of the Amended Charter and Amended Bylaws.

Article IX.  Title to Property; Discharge; Injunction.

     9.1 Revesting of Assets. Subject to the provisions of the Plan: (a) the property of the Estates of each of the Debtors other than MGRD, MGRR, Fairground and the Liquidating Chess King Debtors shall vest or revest in the Reorganized MGRE on the Effective Date, (b) the property of the Estate of MGRD shall revest in the reorganized MGRD on the Effective Date, and (c) the property of the Estate of MGRR shall revest in MGRR on the Effective Date. As of the Effective Date, all such property of the Debtors shall be free and clear of all Liens, Claims and Old Equity Interests of holders thereof, except as otherwise provided herein. From and after the Effective Date, the Reorganized Company may operate its business, and may use, acquire and dispose of its property free of any restrictions on the Bankruptcy Code, except as otherwise provided in the Plan.

     9.2 Discharge of Debtors. Except as provided in the Plan or the Confirmation Order, the rights afforded under the Plan and the treatment of Claims and Old Equity Interests under the Plan shall be in exchange for and in complete satisfaction, discharge and release of all Claims and termination of all Old Equity Interests, including any interest accrued on Claims from the applicable Petition Date. Except as provided in the Plan or the Confirmation Order, the entry of the Confirmation Order shall, as of the Effective Date: (a) discharge the Debtors, other than Fair ground and the Liquidating Chess Kings, from all Claims, and other debts or obligations that arose before the Confirmation Date, and all debts of the kind specified in Sections 502(g), 502(h) or 502(i) of the Bankruptcy Code, whether or not: (i) a proof of Claim based on such debt is Filed or deemed Filed pursuant to Section 501 of the Bankruptcy Code; (ii) a Claim based on such debt is allowed pursuant to Section 502 of the Bankruptcy Code; or (iii) the holder of a Claim based on such debt has accepted the Plan; and (b) terminate all Old Equity Interests and other rights of equity security holders in the Debtors, other than Fairground and the Liquidating Chess Kings.

     9.3 Injunction. Except as provided in the Plan or the Confirmation Order, as of the Effective Date, all Entities that have held, currently hold or may hold a Claim or other debt or liability that is discharged or an Old Equity Interest or other right of an equity security holder that is terminated pursuant to the terms of the Plan are permanently enjoined from taking any of the following actions on account of any such discharged Claims, debts or liabilities or terminated Old Equity Interests or rights: (a) commencing or continuing in any manner any action or other proceeding against a Debtor, the Estates, the Reorganized Company or their respective property; (b) enforcing, attaching, collecting or recovering in any manner any judgment, award, decree or order against any Debtor, the Estates, the Reorganized Company or their respective property; (c) creating, perfecting or enforcing any Lien or encumbrance against any Debtor, the Estates, the Reorganized Company or their respective property; (d) asserting a setoff, right of subrogation or recoupment of any kind against any debt, liability or obligation due to any Debtor, the Estates, the Reorganized Company or their respective property; and (e) commencing or continuing any action, in any manner, in any place, that does not comply with or is inconsistent with the provisions of the Plan; provided, however, that each holder of a Disputed Claim may continue to prosecute its proof of Claim in the Bankruptcy Court or such other court to which the matter may be referred in the manner provided in the Plan, and all holders of Claims and Old Equity Interests shall be entitled to enforce their rights under the Plan.

Article X.  Conditions Precedent to Confirmation and
Effectiveness of the Plan.

     10.1 Condition to Confirmation. It is a condition to the confirmation of the Plan that: (a) the Reorganized
Company shall have obtained a commitment for post-Effective
Date financing (b) notice of a Confirmation Hearing is made by no later than September 5, 1995; and (c) the Bankruptcy
Court shall enter the Confirmation Order no later than October 2, 1995.

     10.2 Conditions to Effectiveness. The Plan shall not become effective unless and until each of the following conditions shall have been satisfied or waived:

          (a)  The Confirmation Order shall have been
entered in form and substance satisfactory to MGRE and all of the Stakeholders, unless the Confirmation Order has been stayed, in which case the Effective Date shall occur as soon as practicable, but in no event later than thirty (30) days after: (i) the date of the entry of an order vacating any such stay pending appeal of the Confirmation Order; or (ii) the date on which any such stay expires or is no longer in effect;

          (b) All conditions to the making of advances under the post-Effective Date financing referred to in
Section 10.1(a) shall have been satisfied or waived as provided in the documentation for such financing;

          (c) An Estimated Claims Order shall have been entered, in form and substance acceptable to all of the Stakeholders, estimating the maximum amount of Disputed Claims and any other Claims for which the applicable Bar Date has not then passed, for the purpose of determining the amount of property to be placed in the Disbursement Reserve;

          (d)  The New Indenture shall have been duly
qualified by the Securities and Exchange Commission under the Trust Indenture Act of 1939, as amended;

          (e) The Effective Date shall have occurred no later than October 31, 1995; and

          (f)  All indentures, mortgages, security
agreements and other agreements and instruments to be delivered under or necessary to effectuate the Plan, shall have been executed and delivered.

     10.3 Waiver of Conditions. MGRE and all of the Stakeholders may waive, by a writing signed by their respective authorized representatives and served pursuant to Administrative Order No. 1, as amended, entered in the Chapter 11 Cases, one or more of the conditions to confirmation and effectiveness of the Plan set forth in Sections 10.1 and 10.2 of the Plan; provided, however, the conditions to Confirmation set forth in Section 10.1(a) may be waived by a majority in number of MGRE and the Stakeholders.

     10.4 Effect of Failure of Condition. In the event that a condition specified in Section 10.2 has not been satisfied within ninety (90) days after the Confirmation Date, the Debtors or any of the Stakeholders may seek, upon notice to the service list established by Administrative Order No. 1, as amended, in accordance with the Bankruptcy Code and the Bankruptcy Rules, to vacate the Confirmation Order; provided, however, if the Effective Date has not occurred by October 31, 1995, then the Confirmation Order shall be vacated unless otherwise agreed by the Debtors and all of the Stakeholders. In the event that the Bankruptcy Court vacates the Confirmation Order: (a) the Debtors and all holders of Claims and Old Equity Interests shall be restored to the status quo ante as of the day immediately preceding the Confirmation Date as though the Confirmation Date had never occurred; and (b) all of the Debtors' obligations with respect to the Claims and Old Equity Interests shall remain unchanged and nothing contained herein shall be deemed to constitute a waiver or release of any Claims by or against the Debtors or any other person or to prejudice in any manner the rights of the Debtors or any other person in any further proceedings involving the Debtors.


Article XI.  Confirmation Without Acceptance by all Impaired
Classes.

     11.1 Confirmability of the Plan. The confirmation requirements of Section 1129 of the Bankruptcy Code must be satisfied with respect to the Debtors and the Plan. If the Bankruptcy Court determines that any provisions of the Plan are prohibited by the Bankruptcy Code, or render the Plan unconfirmable under Section 1129 of the Bankruptcy Code, the Plan Proponents reserve the right to sever such provisions with the consent of Fidelity and Bear Stearns, and to request that the Plan, as so modified, be confirmed.

     11.2 Cramdown. In the event that any impaired Class of Claims (other than Unsecured Claims) or Old Equity Interests shall fail to accept the Plan in accordance with Section 1129(a) of the Bankruptcy Code, the Plan Proponents may utilize the provisions in Section 1129(b) of the Bankruptcy Code to satisfy the requirement for confirmation of the Plan.

Article XII.  Releases.

     12.1 Release by Holders of Claims and Old Equity Interests. As of the Effective Date, and in consideration of the property to be distributed to or on behalf of holders of Allowed Claims and Old Equity Interests pursuant to the Plan, such holders of Claims and Old Equity Interests shall be deemed to have released the Debtors, the Reorganized Company, the Stakeholders, and each of their respective agents, Affiliates, members, advisors, retained professionals, representatives, shareholders, officers and directors of and from any and all Claims, causes of action, obligations, rights and liabilities (other than the right to enforce the Debtors' or the Reorganized Company's obligations under the Plan) that such holder may be entitled to assert, whether known or unknown, foreseen or unforeseen, then existing or thereafter arising, based in whole or in part upon any act, omission or other occurrence taking place on or prior to the Effective Date in any way relating to the Debtors, the Chapter 11 Cases or the Plan.


Article XIII.  Retention of Jurisdiction.

     13.1 Jurisdiction. Notwithstanding the entry of the Confirmation Order and the occurrence of the Effective Date, the Bankruptcy Court shall retain such jurisdiction over the Chapter 11 Cases after the Effective Date as is legally permissible, including jurisdiction to:

          (a)  Allow, disallow, determine, liquidate,
classify, estimate or establish the priority or secured or unsecured status of any Claim, including the resolution of any request for payment of any Administrative Claim and the resolution of any and all objections to the allowance or priority of Claims;

          (b) Grant or deny any applications for allowance of compensation or reimbursement of expenses authorized pursuant to the Bankruptcy Code or the Plan, for periods ending on or before the Effective Date;

          (c)  Resolve any matters related to the
assumption, assumption and assignment, or rejection of any executory contract or unexpired lease to which a Debtor is a party or with respect to which a Debtor may be liable and to hear, determine and if necessary liquidate, any Claims arising therefrom or cure amounts related thereto;

          (d)  Ensure that distributions to holders of
Allowed Claims and Allowed Old Equity Interests are accomplished pursuant to the provisions of the Plan;

          (e) Decide or resolve any motions, adversary proceedings, contested or litigated matters and any other matters and grant or deny any applications involving a Debtor that may be pending on the Effective Date;

          (f) Enter such orders as may be necessary or appropriate to implement or consummate the provisions of the Plan and all contracts, instruments, releases and other agreements or documents created in connection with the Plan or the Disclosure Statement, except as otherwise provided herein;

          (g) Resolve any cases, controversies, suits or disputes that may arise in connection with the consummation, interpretation or enforcement of the Plan or any Entity's obligations incurred in connection with the Plan;

          (h) To the extent authorized by the Bankruptcy Code, modify the Plan before or after the Effective Date pursuant to Section 1127 of the Bankruptcy Code or modify the Disclosure Statement or any contract, instrument, release or other agreement or document created in connection with the Plan or the Disclosure Statement; or remedy any defect or omission or reconcile any inconsistency in any Bankruptcy Court order, the Plan, the Disclosure Statement or any contract, instrument, release or other agreement or document created in connection with the Plan or the Disclosure Statement, in such manner as may be necessary or appropriate to consummate the Plan;

          (i) Issue injunctions, enter and implement other orders or take such other actions as may be necessary or appropriate to restrain interference by any Entity with consummation or enforcement of the Plan, except as otherwise provided herein;

          (j)  Enter and implement such orders as are
necessary or appropriate if the Confirmation Order is for any reason modified, stayed, reversed, revoked or vacated;

          (k) Determine any other matters that may arise in connection with or relate to the Plan, the Disclosure
Statement, the Confirmation Order or any contract, instrument, release or other agreement or document created in connection with the Plan or the Disclosure Statement, except as otherwise provided herein; and

          (l)  Enter an order concluding the Chapter 11
Cases.


Article XIV.  Rights and Obligations of the Disbursing
Agent.

     14.1 Powers and Duties of the Disbursing Agent. The Disbursing Agent shall be empowered and directed to exercise such powers as may be vested in the Disbursing Agent pursuant to the Disbursement Agreement, the Plan or the order of the Bankruptcy Court appointing such Disbursing Agent.


Article XV.  Miscellaneous.

     15.1 Effectuating Documents; Further Transactions;
Timing. Each of the officers of the Debtors and the Reorganized Company is authorized to execute, deliver, file or record such contracts, instruments, releases and other agreements or documents and to take such actions as may be necessary or appropriate to effectuate and further evidence the terms and conditions of the Plan and any securities issued pursuant to the Plan. All transactions that are required to occur on the Effective Date under the terms of the Plan shall be deemed to have occurred simultaneously.

     15.2 Exemption from Transfer Taxes.  Pursuant to
Section 1146(c) of the Bankruptcy Code, the issuance, transfer or exchange of property, including, without limitation, equity securities, under the Plan shall not be subject to any stamp, real estate, transfer, mortgage, recording or other similar tax.

     15.3 Exculpation. The Reorganized Company, the Debtors, each of the Stakeholders and each of their respective officers, directors, employees, agents, Affiliates, members, retained professionals and representatives, are hereby exculpated by all Entities from any and all acts or omissions, claims, causes of action and other assertions of liability (including breach of fiduciary duty) in connection with or arising out of confirmation or consummation of the Plan, the administration of the Plan, the property to be distributed under the Plan or otherwise in connection with the Chapter 11 Cases, except for willful misconduct or gross negligence, and in all respects, shall be entitled to rely upon the advice of counsel with respect to their duties and responsibilities under the Plan.

     15.4 Modifications. The Plan and the Plan Documents may be altered, amended or modified by the Debtors before or after the Confirmation Date as permitted under Section 1127 of the Bankruptcy Code or as provided in Bankruptcy Rule 3019; provided, however, that the Stakeholders have consented to each such alteration, amendment or modification in writing.

     15.5 Revocation or Withdrawal of the Plan. The Plan Proponents acting unanimously and with the written consent of Fidelity and Bear Stearns reserve the right to revoke or withdraw the Plan at any time prior to the Confirmation Date; provided that any of the Plan Proponents, acting individually and without the need for consent by Fidelity or Bear Stearns, may revoke or withdraw the Plan at any time after October 2, 1995, if the Confirmation Date has not occurred by such date. If the Plan Proponents, with the written consent of Fidelity and Bear Stearns, revoke or withdraw the Plan as provided above, then the Plan shall be deemed null and void and nothing contained herein shall be deemed to constitute a waiver of any Claims by or against a Debtor or any other Entity or shall prejudice in any manner the rights of the Debtors or any Entity in any further proceedings involving the Debtors. Notwithstanding the foregoing, any Plan Proponent may at any time, without the consent of any other Entity, withdraw as a Plan Proponent.

     15.6 Severability. Should any provision in the Plan be determined to be unenforceable following the Effective Date, such determination shall in no way limit the enforceability and operative effect of any and all other provisions of the Plan.

     15.7 Binding Effect. The Plan shall be binding upon, and shall inure to the benefit of, the Debtors, the holders of all Claims and Old Equity Interests and their respective successors, legal representatives and assigns.

     15.8 Construction. The rules of construction set forth in Section 102 of the Bankruptcy Code shall apply to construction of the Plan.

     15.9 Time. In computing any period of time prescribed or allowed by the Plan, unless otherwise set forth herein, the provisions of the Bankruptcy Rule 9006 shall apply.

     15.10 Headings. The headings used in the Plan are inserted for convenience only and neither constitute a portion of the Plan nor are intended in any manner to affect any interpretation of the provisions of the Plan.

     15.11 Governing Law. Except to the extent that the Bankruptcy Code or other federal law is applicable or a Plan Document expressly provides otherwise, the duties and obligations of the Debtors and any other Entity arising under the Plan shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Maryland.

     15.12 Notices. Any notice required or permitted to be provided under the Plan shall be in writing and served by either: (a) certified mail, return receipt requested, postage prepaid; (b) hand-delivery; or (c) reputable overnight courier service, freight prepaid, to be addressed as follows:

          If to the Debtors, to:

               Merry-Go-Round Enterprises, Inc.
               3300 Fashion Way
               Joppa, Maryland  21085
               Attention:  Thomas C. Shull

          with a copy to:

               Swidler & Berlin, Chartered
               3000 K Street, N.W., Suite 300
               Washington, D.C.  20007
               Attention:  Roger Frankel, Esq.

          If to the Creditors' Committee, to:

               R. Jerry Scheel, Chairman
               Aid Association for Lutherans
               222 West College Avenue
               Appleton, Wisconsin  54919-0001

          with a copy to:

               Thomas E. Biron, Esq.
               Blank Rome Comisky & McCauley
               Four Penn center Plaza, 10th Floor
               Philadelphia, Pennsylvania  19103

          and

               Brooke Schumm, III, Esq.
               Semmes Bowen & Semmes
               250 West Pratt Street
               Baltimore, Maryland  21201

          If to the Equity Committee, to:

               Mr. Stephen Wertheimer, Co-Chairman
               Water Capital Corporation
               15 Steeple Chase
               Greenwich, Connecticut  06831

          and

               Ms. Linda Selbach, Co-Chairman
               Wells Fargo Institutional Trust Co.
               45 Fremont Street
               San Francisco, California  94105

          with a copy to:

               Stephen B. Selbst, Esq.
               Berlack, Israels & Liberman
               120 West 45th Street
               New York, New York  10036

          If to Fidelity, to:

               82 Devonshire Street, F7D
               Boston, Massachusetts  02109-3614
               Attention: Judy K. Mencher, Vice President

          with a copy to:

               Bruce Zirinsky, Esq.
               Weil Gotshal & Manges
               767 Fifth Avenue
               New York, New York  10153

          If to Bear Stearns, to:

               Mr. Steve Gidumal
               Bear, Stearns & Co., Inc.
               245 Park Avenue, Fourth Floor
               New York, New York  10167
          with a copy to:

               Patrick W. Duval, Esq.
               Latham & Watkins
               53rd at Third, Suite 1000
               885 Third Avenue
               New York, New York  10022-4068


     15.13     Existence of Creditors' Committee and Equity
Committee After Effective Date.  On the Effective Date, the
Creditors' Committee and the Equity Committee each shall be deemed disbanded and the duties of the Creditors' Committee and the Equity Committee shall be deemed discharged and terminated, except for matters relating to fee applications for professionals.


                         MERRY-GO-ROUND ENTERPRISES, INC.


                         By:/s/Thomas C. Shull
                              Thomas C. Shull,
                              Chairman and Chief Executive
                         Officer


                         MGR DISTRIBUTION CORPORATION


                         By:/s/Thomas C. Shull
                              Thomas C. Shull,
                              Chairman and Chief Executive
                         Officer


                         MGRR, INC.


                         By:/s/Thomas C. Shull
                              Thomas C. Shull,
                              Chairman and Chief Executive
                         Officer

                         SWIDLER & BERLIN, CHARTERED
                         Attorneys for the Debtors


                         By:/s/Roger Frankel
                              Roger Frankel
                              Richard H. Wyron
                              3000 K Street, N.W., Suite 300
                              Washington, D.C.  20007
                              (202) 424-7500


                         THE OFFICIAL COMMITTEE OF
                         UNSECURED CREDITORS


                         By:  /s/ R. Jerry Scheel
                         Name:  R. Jerry Scheel
                         Title:  Chairman


                         BLANK ROME COMISKY & McCAULEY
                         Attorneys for the Creditors'
                         Committee


                         By:/s/Thomas E. Biron
                              Thomas E. Biron
                              Four Penn Center Plaza, 10th
                         Floor
                              Philadelphia, PA  19103
                              (215) 569-5562


                         and

                         SEMMES BOWEN & SEMMES
                         Attorneys for the Creditors'
                         Committee


                         By:/s/Brooke Schumm III
                              Brooke Schumm III
                              250 West Pratt Street
                              Baltimore, MD  21201
                              (410) 576-4761


                         THE OFFICIAL COMMITTEE OF
                         EQUITY SECURITY HOLDERS


                         By: /s/Stephen N. Wertheimer
                         Name:  Stephen N. Wertheimer
                         Title:  Chairman


                         BERLACK, ISRAELS & LIBERMAN
                         Attorneys for the Equity Committee


                         By: /s/Stephen B. Selbst
                              Stephen B. Selbst
                              120 West 45th Street
                              New York, New York  10036
                              (212) 704-0100

                         Schedule 1

                           Debtors

     Merry-Go-Round Enterprises                   94-5-0161-
SD
     MGR Distribution Corporation            94-5-0162-SD
     MGRR, Inc.                              94-5-0163-SD
     Almeda Chess King, Inc.                 94-5-3774-SD
     Echelon Chess King, Inc.                94-5-3775-SD
     Esplanade Chess King, Inc.                   94-5-3776-
SD
     Governor's Square Chess King, Inc.           94-5-3777-
SD
     Harbor/Orangethorpe Garage, Inc.             94-5-3778-
SD
     Kendall Garage, Inc.                         94-5-3779-
SD

     New Haven Chapel Square Chess King, Inc.          94-5-
3780-SD
     Northwest Chess King, Inc.                   94-5-3781-
SD
     Philadelphia Gallery Chess King, Inc.             94-5-
3782-SD
     San Jose Westgate Chess King, Inc.           94-5-3783-
SD
     Tampa Bay Chess King, Inc.                   94-5-3784-
SD
     Whittwood Garage, Inc.                  94-5-3785-SD
     University San-Diego Chess King, Inc.        94-5-3874-
SD
     Camp Hill Chess King, Inc.                   94-5-4517-
SD
     Logan Valley Chess King, Inc.           94-5-4518-SD
     Nittany Chess King, Inc.                94-5-4519-SD
     Lycoming Chess King, Inc.                    94-5-4520-
SD
     Broward Chess King, Inc.                94-5-5099-SD
     Great Eastern Chess King, Inc.               94-5-5100-
SD
     Carlsbad Chess King, Inc.                    94-5-5101-
SD
     Dover Delaware Chess King, Inc.              94-5-5102-
SD
     Newport City Chess King, Inc.           94-5-5103-SD
     Southgate (FL) Chess King, Inc.              94-5-5439-
SD
     Alexandria Chess King, Inc.                  94-5-5440-
SD
     Puente Hills Chess King, Inc.                94-5-5441-
SD
     Pyramid-Utica Chess King, Inc.               94-5-5442-
SD
     Hadley Chess King, Inc.                 94-5-5443-SD
     Aviation Mall Chess King, Inc.               94-5-5444-
SD
     Ithaca Mall Chess King, Inc.                 94-5-5445-
SD
     Texarkana Chess King, Inc.                   94-5-5446-
SD
     Chris-Town Chess King, Inc.                  94-5-6023-
SD
     Coastland Garage, Inc.                       94-5-6024-
SD
     Fashion Mall (FL) Chess King, Inc.           94-5-6025-
SD
     Kenner Chess King, Inc.                 94-5-6026-SD
     Orland Park, IL. Garage, Inc.                94-5-6027-
SD
     Amarillo-Westgate Chess King, Inc.           95-50162-
SD
     Arlington Chess King, Inc.                   95-50163-
SD
     Barton Creek Square Chess King, Inc.              95-
50164-SD
     Battlefield-Springfield Chess King, Inc.          95-
50165-SD
     Belle Promenade Chess King, Inc.             95-50166-
SD
     Bridgewater Commons Chess King, Inc.         95-50167-
SD
     Brookfield Chess King, Inc.                  95-50168-
SD
     Chicago Yard Chess King, Inc.           95-50169-SD
     Clackamas Chess King, Inc.                   95-50170-
SD
     Coral Square Chess King, Inc.                95-50171-
SD
     Eastfield Mall Chess King, Inc.              95-50172-
SD
     Eastland Chess King, Inc.                    95-50173-
SD
     Enfield Chess King, Inc.                95-50174-SD
     Evanston Galleria Chess King, Inc.           95-50175-
SD
     Everett Mall (Wash.) Chess King, Inc.        95-50176-
SD
     Fashion Square-Saginaw Chess King, Inc.      95-50177-
SD
     Florida-Sarasota Chess King, Inc.            95-50178-
SD
     Ft. Lauderdale Chess King, Inc.              95-50179-
SD
     Galleria Mall Chess King, Inc.                    95-
50180-SD
     Garden State Chess King, Inc.                95-50181-
SD
     Gurnee Mills Garage, Inc.                    95-50182-
SD
     Hanes Mall Chess King, Inc.                  95-50183-
SD
     Huntington-West VA Chess King, Inc.          95-50184-
SD
     Kings Highway Chess King, Inc.               95-50185-
SD
     Kitsap Mall Chess King, Inc.                 95-50186-
SD
     Latham Chess King, Inc.                 95-50187-SD
     Long Island Chess King, Inc.                 95-50188-
SD
     Lufkin Chess King, Inc.                 95-50189-SD
     Meriden Chess King, Inc.                95-50190-SD
     Miami-Flagler Chess King Garage, Inc.        95-50191-
SD
     Midland Park (Texas) Chess King, Inc.        95-50192-
SD
     Montclair Chess King, Inc.                   95-50193-
SD
     Normal (IL.) Chess King, Inc.                95-50194-
SD
     Omni International Chess King, Inc.               95-
50195-SD
     Onondaga County Chess King, Inc.             95-50196-
SD
     Oxford Valley Chess King, Inc.               95-50197-
SD
     Parkway-Pitts Chess King, Inc.               95-50198-
SD
     Parmatown Chess King, Inc.                   95-50199-
SD
     Pecanland Chess King, Inc.                   95-50200-
SD
     Permian Mall Chess King, Inc.           95-50201-SD
     Pompano Chess King, Inc.                95-50202-SD
     Pompano Garage, Inc.                         95-50203-
SD
     Raceway Chess King, Inc.                95-50204-SD
     Rhode Island-Warwick Chess King, Inc.        95-50205-
SD
     Ridgmar Chess King, Inc.                95-50206-SD
     Rockaway Chess King, Inc.                    95-50207-
SD
     Rockingham Park Chess King, Inc.             95-50208-
SD
     Rosedale Chess King, Inc.                    95-50209-
SD
     Route 360 Arlington Chess King, Inc.              95-
50210-SD
     Shoppingtown Chess King, Inc.           95-50211-SD
     Southlake Chess King, Inc.                   95-50214-
SD
     Southridge Chess King, Inc.                  95-50215-
SD
     Stanford Mall Chess King, Inc.               95-50212-
SD
     Sterling Heights Chess King, Inc.            95-50213-
SD
     Summit Place Chess King, Inc.           95-50216-SD
     Sunset Mall Chess King, Inc.                 95-50217-
SD
     Towne East-Wichita Chess King, Inc.               95-
50219-SD
     Tri-County Chess King, Inc.                  95-50218-
SD
     Trumbull Park Chess King, Inc.               95-50220-
SD
     Union City Chess King, Inc.                  95-50221-
SD
     Valley Fair Chess King, Inc.                 95-50222-
SD
     Valley View (TX) Chess King, Inc.            95-50223-
SD
     Victoria Mall Chess King, Inc.               95-50224-
SD
     Viejo Chess King, Inc.                       95-50225-
SD
     Washington Street Chess King, Inc.           95-50226-
SD
     Wayne Hills Chess King, Inc.                 95-50227-
SD
     Wilton Chess King, Inc.                 95-50228-SD
     W. Mifflin Chess King, Inc.                  95-50229-
SD

                         Schedule 2

                          Bar Dates


The Bar Date for the following entities is October 14, 1994:

     Merry-Go-Round Enterprises, Inc.             94-5-0161-
SD
     MGR Distribution Corporation            94-5-0162-SD
     MGRR, Inc.                              94-5-0163-SD

The Bar Date for the following entities is October 18, 1994:

     Almeda Chess King, Inc.                 94-5-3774-SD
     Echelon Chess King, Inc.                94-5-3775-SD
     Esplanade Chess King, Inc.                   94-5-3776-
SD
     Governor's Square Chess King, Inc.           94-5-3777-
SD
     Harbor/Orangethorpe Garage, Inc.             94-5-3778-
SD
     Kendall Garage, Inc.                         94-5-3779-
SD
     New Haven Chapel Square Chess King, Inc.          94-5-
3780-SD
     Northwest Chess King, Inc.                   94-5-3781-
SD
     Philadelphia Gallery Chess King, Inc.             94-5-
3782-SD
     San Jose Westgate Chess King, Inc.           94-5-3783-
SD
     Tampa Bay Chess King, Inc.                   94-5-3784-
SD
     Whittwood Garage, Inc.                  94-5-3785-SD
     University San-Diego Chess King, Inc.        94-5-3874-
SD


The Bar Date for the following entitites is November 15, 1994:

     Camp Hill Chess King, Inc.                   94-5-4517-
SD
     Logan Valley Chess King, Inc.           94-5-4518-SD
     Nittany Chess King, Inc.                94-5-4519-SD
     Lycoming Chess King, Inc.                    94-5-4520-
SD


The Bar Date for the following entity is December 11, 1994:

     Fairground Entertainment, Inc.               94-5-4929-
SD

The Bar Date for the following entities is December 18, 1994:

     Broward Chess King, Inc.                94-5-5099-SD
     Great Eastern Chess King, Inc.               94-5-5100-
SD
     Carlsbad Chess King, Inc.                    94-5-5101-
SD
     Dover Delaware Chess King, Inc.              94-5-5102-
SD
     Newport City Chess King, Inc.           94-5-5103-SD

The Bar Date for the following entities is December 27, 1994:

     Southgate (FL) Chess King, Inc.              94-5-5439-
SD
     Alexandria Chess King, Inc.                  94-5-5440-
SD
     Puente Hills Chess King, Inc.                94-5-5441-
SD
     Pyramid-Utica Chess King, Inc.               94-5-5442-
SD
     Hadley Chess King, Inc.                 94-5-5443-SD
     Aviation Mall Chess King, Inc.               94-5-5444-
SD
     Ithaca Mall Chess King, Inc.                 94-5-5445-
SD
     Texarkana Chess King, Inc.                   94-5-5446-
SD


The Bar Date for the following entities is January 24, 1995:

     Chris-Town Chess King, Inc.                  94-5-6023-
SD
     Coastland Garage, Inc.                       94-5-6024-
SD
     Fashion Mall (FL) Chess King, Inc.           94-5-6025-
SD
     Kenner Chess King, Inc.                 94-5-6026-SD
     Orland Park, IL. Garage, Inc.                94-5-6027-
SD


The Bar Date for the following entities is May 18, 1995:

     Amarillo-Westgate Chess King, Inc.           95-50162-
SD
     Arlington Chess King, Inc.                   95-50163-
SD
     Barton Creek Square Chess King, Inc.              95-
50164-SD
     Battlefield-Springfield Chess King, Inc.          95-
50165-SD
     Belle Promenade Chess King, Inc.             95-50166-
SD
     Bridgewater Commons Chess King, Inc.         95-50167-
SD
     Brookfield Chess King, Inc.                  95-50168-
SD
     Chicago Yard Chess King, Inc.           95-50169-SD
     Clackamas Chess King, Inc.                   95-50170-
SD
     Coral Square Chess King, Inc.                95-50171-
SD
     Eastfield Mall Chess King, Inc.              95-50172-
SD
     Eastland Chess King, Inc.                    95-50173-
SD

     Enfield Chess King, Inc.                95-50174-SD
     Evanston Galleria Chess King, Inc.           95-50175-
SD
     Everett Mall (Wash.) Chess King, Inc.        95-50176-
SD
     Fashion Square-Saginaw Chess King, Inc.      95-50177-
SD
     Florida-Sarasota Chess King, Inc.            95-50178-
SD
     Ft. Lauderdale Chess King, Inc.              95-50179-
SD
     Galleria Mall Chess King, Inc.                    95-
50180-SD
     Garden State Chess King, Inc.                95-50181-
SD
     Gurnee Mills Garage, Inc.                    95-50182-
SD
     Hanes Mall Chess King, Inc.                  95-50183-
SD
     Huntington-West VA Chess King, Inc.          95-50184-
SD
     Kings Highway Chess King, Inc.               95-50185-
SD
     Kitsap Mall Chess King, Inc.                 95-50186-
SD
     Latham Chess King, Inc.                 95-50187-SD
     Long Island Chess King, Inc.                 95-50188-
SD
     Lufkin Chess King, Inc.                 95-50189-SD
     Meriden Chess King, Inc.                95-50190-SD
     Miami-Flagler Chess King Garage, Inc.        95-50191-
SD
     Midland Park (Texas) Chess King, Inc.        95-50192-
SD
     Montclair Chess King, Inc.                   95-50193-
SD
     Normal (IL.) Chess King, Inc.                95-50194-
SD
     Omni International Chess King, Inc.               95-
50195-SD
     Onondaga County Chess King, Inc.             95-50196-
SD
     Oxford Valley Chess King, Inc.               95-50197-
SD
     Parkway-Pitts Chess King, Inc.               95-50198-
SD
     Parmatown Chess King, Inc.                   95-50199-
SD
     Pecanland Chess King, Inc.                   95-50200-
SD
     Permian Mall Chess King, Inc.           95-50201-SD
     Pompano Chess King, Inc.                95-50202-SD
     Pompano Garage, Inc.                         95-50203-
SD
     Raceway Chess King, Inc.                95-50204-SD
     Rhode Island-Warwick Chess King, Inc.        95-50205-
SD
     Ridgmar Chess King, Inc.                95-50206-SD
     Rockaway Chess King, Inc.                    95-50207-
SD
     Rockingham Park Chess King, Inc.             95-50208-
SD
     Rosedale Chess King, Inc.                    95-50209-
SD
     Route 360 Arlington Chess King, Inc.              95-
50210-SD
     Shoppingtown Chess King, Inc.           95-50211-SD
     Southlake Chess King, Inc.                   95-50214-
SD
     Southridge Chess King, Inc.                  95-50215-
SD
     Stanford Mall Chess King, Inc.               95-50212-
SD
     Sterling Heights Chess King, Inc.            95-50213-
SD
     Summit Place Chess King, Inc.           95-50216-SD

     Sunset Mall Chess King, Inc.                 95-50217-
SD
     Towne East-Wichita Chess King, Inc.               95-
50219-SD
     Tri-County Chess King, Inc.                  95-50218-
SD
     Trumbull Park Chess King, Inc.               95-50220-
SD
     Union City Chess King, Inc.                  95-50221-
SD
     Valley Fair Chess King, Inc.                 95-50222-
SD
     Valley View (TX) Chess King, Inc.            95-50223-
SD
     Victoria Mall Chess King, Inc.               95-50224-
SD
     Viejo Chess King, Inc.                       95-50225-
SD
     Washington Street Chess King, Inc.           95-50226-
SD
     Wayne Hills Chess King, Inc.                 95-50227-
SD
     Wilton Chess King, Inc.                 95-50228-SD
     W. Mifflin Chess King, Inc.                  95-50229-
SD

                         Schedule 3

                   Liquidating Chess Kings





                       To be provided.

                         Schedule 4

                     Merging Chess Kings






                       To be provided.

                         Schedule 5

                         MGRE 1000's



                       MGRE 1001, Inc.
                       MGRE 1002, Inc.
                       MGRE 1003, Inc.
                       MGRE 1004, Inc.
                       MGRE 1005, Inc.
                       MGRE 1006, Inc.
                       MGRE 1007, Inc.

                         Schedule 6

                       Petition Dates


The Petition Date for the following entities is January 11, 1994:

     Merry-Go-Round Enterprises, Inc.             94-5-0161-
SD
     MGR Distribution Corporation            94-5-0162-SD
     MGRR, Inc.                              94-5-0163-SD

The Petition Date for the following entities is June 10, 1994:

     Almeda Chess King, Inc.                 94-5-3774-SD
     Echelon Chess King, Inc.                94-5-3775-SD
     Esplanade Chess King, Inc.                   94-5-3776-
SD
     Governor's Square Chess King, Inc.           94-5-3777-
SD
     Harbor/Orangethorpe Garage, Inc.             94-5-3778-
SD
     Kendall Garage, Inc.                         94-5-3779-
SD
     New Haven Chapel Square Chess King, Inc.          94-5-
3780-SD
     Northwest Chess King, Inc.                   94-5-3781-
SD
     Philadelphia Gallery Chess King, Inc.             94-5-
3782-SD
     San Jose Westgate Chess King, Inc.           94-5-3783-
SD
     Tampa Bay Chess King, Inc.                   94-5-3784-
SD
     Whittwood Garage, Inc.                  94-5-3785-SD


The Petition Date for the following entity is June 15, 1994:

     University San-Diego Chess King, Inc.        94-5-3874-
SD


The Petition Date for the following entitites is July 14, 1994:

     Camp Hill Chess King, Inc.                   94-5-4517-
SD
     Logan Valley Chess King, Inc.           94-5-4518-SD
     Nittany Chess King, Inc.                94-5-4519-SD
     Lycoming Chess King, Inc.                    94-5-4520-
SD


The Petition Date for the following entity is August 2, 1994:

     Fairground Entertainment, Inc.               94-5-4929-
SD

The Petition Date for the following entities is August 9, 1994:

     Broward Chess King, Inc.                94-5-5099-SD
     Great Eastern Chess King, Inc.               94-5-5100-
SD
     Carlsbad Chess King, Inc.                    94-5-5101-
SD
     Dover Delaware Chess King, Inc.              94-5-5102-
SD
     Newport City Chess King, Inc.           94-5-5103-SD

The Petition Date for the following entities is August 23, 1994:

     Southgate (FL) Chess King, Inc.              94-5-5439-
SD
     Alexandria Chess King, Inc.                  94-5-5440-
SD
     Puente Hills Chess King, Inc.                94-5-5441-
SD
     Pyramid-Utica Chess King, Inc.               94-5-5442-
SD
     Hadley Chess King, Inc.                 94-5-5443-SD
     Aviation Mall Chess King, Inc.               94-5-5444-
SD
     Ithaca Mall Chess King, Inc.                 94-5-5445-
SD
     Texarkana Chess King, Inc.                   94-5-5446-
SD


The Petition Date for the following entities is September
19, 1994:

     Chris-Town Chess King, Inc.                  94-5-6023-
SD
     Coastland Garage, Inc.                       94-5-6024-
SD
     Fashion Mall (FL) Chess King, Inc.           94-5-6025-
SD
     Kenner Chess King, Inc.                 94-5-6026-SD
     Orland Park, IL. Garage, Inc.                94-5-6027-
SD


The Petition Date for the following entitites is January 9, 1995:

     Amarillo-Westgate Chess King, Inc.           95-50162-
SD
     Arlington Chess King, Inc.                   95-50163-
SD
     Barton Creek Square Chess King, Inc.              95-
50164-SD
     Battlefield-Springfield Chess King, Inc.          95-
50165-SD
     Belle Promenade Chess King, Inc.             95-50166-
SD
     Bridgewater Commons Chess King, Inc.         95-50167-
SD
     Brookfield Chess King, Inc.                  95-50168-
SD
     Chicago Yard Chess King, Inc.           95-50169-SD
     Clackamas Chess King, Inc.                   95-50170-
SD
     Coral Square Chess King, Inc.                95-50171-
SD
     Eastfield Mall Chess King, Inc.              95-50172-
SD
     Eastland Chess King, Inc.                    95-50173-
SD
     Enfield Chess King, Inc.                95-50174-SD

     Evanston Galleria Chess King, Inc.           95-50175-
SD
     Everett Mall (Wash.) Chess King, Inc.        95-50176-
SD
     Fashion Square-Saginaw Chess King, Inc.      95-50177-
SD
     Florida-Sarasota Chess King, Inc.            95-50178-
SD
     Ft. Lauderdale Chess King, Inc.              95-50179-
SD
     Galleria Mall Chess King, Inc.                    95-
50180-SD
     Garden State Chess King, Inc.                95-50181-
SD
     Gurnee Mills Garage, Inc.                    95-50182-
SD
     Hanes Mall Chess King, Inc.                  95-50183-
SD
     Huntington-West VA Chess King, Inc.          95-50184-
SD
     Kings Highway Chess King, Inc.               95-50185-
SD
     Kitsap Mall Chess King, Inc.                 95-50186-
SD
     Latham Chess King, Inc.                 95-50187-SD
     Long Island Chess King, Inc.                 95-50188-
SD
     Lufkin Chess King, Inc.                 95-50189-SD
     Meriden Chess King, Inc.                95-50190-SD
     Miami-Flagler Chess King Garage, Inc.        95-50191-
SD
     Midland Park (Texas) Chess King, Inc.        95-50192-
SD
     Montclair Chess King, Inc.                   95-50193-
SD
     Normal (IL.) Chess King, Inc.                95-50194-
SD
     Omni International Chess King, Inc.               95-
50195-SD
     Onondaga County Chess King, Inc.             95-50196-
SD
     Oxford Valley Chess King, Inc.               95-50197-
SD
     Parkway-Pitts Chess King, Inc.               95-50198-
SD
     Parmatown Chess King, Inc.                   95-50199-
SD
     Pecanland Chess King, Inc.                   95-50200-
SD
     Permian Mall Chess King, Inc.           95-50201-SD
     Pompano Chess King, Inc.                95-50202-SD
     Pompano Garage, Inc.                         95-50203-
SD
     Raceway Chess King, Inc.                95-50204-SD
     Rhode Island-Warwick Chess King, Inc.        95-50205-
SD
     Ridgmar Chess King, Inc.                95-50206-SD
     Rockaway Chess King, Inc.                    95-50207-
SD
     Rockingham Park Chess King, Inc.             95-50208-
SD
     Rosedale Chess King, Inc.                    95-50209-
SD
     Route 360 Arlington Chess King, Inc.              95-
50210-SD
     Shoppingtown Chess King, Inc.           95-50211-SD
     Southlake Chess King, Inc.                   95-50214-
SD
     Southridge Chess King, Inc.                  95-50215-
SD
     Stanford Mall Chess King, Inc.               95-50212-
SD
     Sterling Heights Chess King, Inc.            95-50213-
SD
     Summit Place Chess King, Inc.           95-50216-SD
     Sunset Mall Chess King, Inc.                 95-50217-
SD
     Towne East-Wichita Chess King, Inc.               95-
50219-SD

     Tri-County Chess King, Inc.                  95-50218-
SD
     Trumbull Park Chess King, Inc.               95-50220-
SD
     Union City Chess King, Inc.                  95-50221-
SD
     Valley Fair Chess King, Inc.                 95-50222-
SD
     Valley View (TX) Chess King, Inc.            95-50223-
SD
     Victoria Mall Chess King, Inc.               95-50224-
SD
     Viejo Chess King, Inc.                       95-50225-
SD
     Washington Street Chess King, Inc.           95-50226-
SD
     Wayne Hills Chess King, Inc.                 95-50227-
SD
     Wilton Chess King, Inc.                 95-50228-SD
     W. Mifflin Chess King, Inc.                  95-50229-
SD

                         Schedule 7

                      MGRE Subsidiaries





                       To be provided.

                         Schedule 8

                 Assumed Executory Contracts





                       To be provided.

                         Schedule 9

                 Assumed Insurance Policies





                       To be provided.

                         Schedule 10

                       Assumed Leases





                       To be provided.

                         Schedule 11

                Compensation and Benefit Plan





                       To be provided.

                          Exhibit A

        Treatment of Georgetown Boogies Secured Claim





                       To be provided.

                          Exhibit B

                   Form of Amended Bylaws






                       To be provided.

                          Exhibit C

   Form of Amended and Restated Articles of Incorporation






                       To be provided.

                          Exhibit D

                    Form of New Indenture






                       To be provided.

                          Exhibit E

             Form of Series A Warrant Agreement





                       To be provided.

                          Exhibit F

             Form of Series B Warrant Agreement





                       To be provided.

                          Exhibit G

                Registration Rights Agreement





                       To be provided.